PACIFIC SELECT ESTATE PRESERVER – NY	PROSPECTUS MAY 1, 2012

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company through Pacific Select Exec Separate Account of PL&A.

•	Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.
•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

Pacific Select Fund

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS
Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.
This Policy is no longer offered for sale.

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Emerging Markets Debt
International Small-Cap
Mid-Cap Value
Equity Index
Small-Cap Index
Small-Cap Equity
American Funds® Asset Allocation
American Funds Growth-Income
American Funds Growth
Large-Cap Value
Technology	Floating Rate Loan Small-Cap Growth Comstock Growth LT Focused 30 Health Sciences International Value Long/Short Large-Cap Mid-Cap Equity International Large-Cap Mid-Cap Growth	Real Estate
Small-Cap Value
Main Street® Core
Emerging Markets
Cash Management
High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth	Portfolio Optimization Conservative
Portfolio Optimization Moderate-Conservative
Portfolio Optimization Moderate
Portfolio Optimization Growth
Portfolio Optimization Aggressive-Growth
Dividend Growth
Short Duration Bond
Large-Cap Growth
Diversified Bond
Inflation Protected

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco V.I. International Growth Fund Series II

American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Fund Class II

BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Freedom 2035 Service Class 2
Fidelity VIP Freedom 2045 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Class 2
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Janus Aspen Series Overseas Portfolio Service Class
Janus Aspen Series Enterprise Portfolio Service Class

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio Service Class

Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Portfolio – Advisor Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund Initial Class

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your insurance producer for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy.

Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of four Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

•	Option D – your Death Benefit will be the Face Amount of your Policy multiplied by a Death Benefit factor.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your insurance producer.

 Last Survivor Policy

The Policy is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second person Insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your insurance producer.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.

•	limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	0% of premium paid during first 10 Policy Years, and 3.0% of premium paid thereafter

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy or decrease in Face Amount during the first 10 Policy Years

Underwriting surrender charge[2]		$2.00–$17.30 per $1,000 of initial Face Amount

Charge at end of Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$9.58 per $1,000 of initial Face Amount

Sales surrender charge		The smaller of the following amounts: • 70% of premiums you’ve made, or • 70% of the sales surrender target[3]

The maximum sales surrender target is $57.47 per $1,000 of initial Face Amount

Charge at end of Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$5.40 per $1,000 of initial Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal[4]

Transfer fees	Upon transfer of Accumulated Value between Investment Options	Maximum $25 per transfer in excess of 12 in a Policy Year[4]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[7]

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[5]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100 per Insured[6]

Adding or increasing an optional Rider	Upon approval of specific request	$100 per Insured

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The underwriting surrender charge is based on your Policy’s Joint Equal Age at issue. The underwriting surrender charge reduces to $0 at the end of Policy Year 10. The underwriting surrender charges shown in the table may not be typical of the charges you will pay. Ask your insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[3]	The sales surrender target is $2.78–$57.47 per $1,000 of initial Face Amount, based on the Joint Equal Age of the Insureds. You’ll find sales surrender targets for the Policy in your Policy Specifications. The sales surrender charge reduces to $0 at the end of Policy Year 10. The sales surrender charges shown in the table may not be typical of the charges you will pay.

[4]	We do not currently impose this charge.

[5]	Certificate of Coverage is available without charge.

[6]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

[7]	We do not currently charge administrative or underwriting service fees.

FEE TABLES

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk	$0.00–$31.76 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of Net Amount At Risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly Payment Date	$0.09–$0.64 per $1,000 of initial Face Amount[3]	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.16 per $1,000 of initial Face Amount	Same

Asset charge[2]	Monthly Payment Date	0.90% annually (0.075% monthly) of Accumulated Value in Investment Options[4]	Same

Loan interest charge	Policy Anniversary	4.10% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL BENEFITS Minimum and Maximum[6]

Individual Annual Renewable Term Rider	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.09–$7.93 per $1,000 of Net Amount At Risk	$0.02–$6.42 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 at Policy issue		$0.97 per $1,000 of Net Amount At Risk	$0.11 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a female select non-smoker who is Age 53 at Policy issue		$0.52 per $1,000 of Net Amount At Risk	$0.06 per $1,000 of Net Amount At Risk

Last survivor Added Protection Benefit Rider
Cost of insurance[2]	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.01–$9.33 per $1,000 of Net Amount At Risk	$0.00–$7.85 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of Net Amount At Risk	$0.01 per $1,000 of Net Amount At Risk

		AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Mortality and expense risk face amount charge	Monthly Payment Date, beginning on effective date of coverage for each Coverage Segment	$0.10–$0.46 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.16 per $1,000 of Coverage Segment	$0

[1]	Cost of insurance rates are based on the Ages, Risk Classes, and genders (unless unisex rates are required) of the Insureds. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance producer or us. Also, before you increase the Face Amount of your Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insureds’ Risk Classes, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Face Amount.

[2]	When the younger person Insured by your Policy reaches Age 100, this charge is reduced to $0.

[3]	Starting in Policy Year 11 and thereafter, the mortality and expense risk face amount charge is reduced to $0. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your insurance producer for information on this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Starting in Policy Year 11, the mortality and expense risk asset charge is reduced to 0.30% annually (0.025% monthly), and further reduces to 0.05% annually (0.0042% monthly) in Policy Year 21 and thereafter.

[5]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.1% in years 1-10; 3.70% in years 11-20 and 3.85% thereafter. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[6]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and more information appears in the SAI. Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

FEE TABLES

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2011, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.29%	3.37%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.29%	1.97%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Estate Preserver – NY variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your insurance producer or call us at (888) 595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of both Insureds, and the Policy Date and duration.

Death Benefit – the amount which is payable on the date of the Survivor’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor’s death, adjusted as provided in the Policy.

Face Amount – the amount used in determining the Death Benefit. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account – an account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Fund – Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Joint Equal Age – a calculation that combines the Ages and insurance risks of two people Insured by a Policy. It changes many possible combinations of Ages, Risk Classes, nonstandard ratings and genders for the Insureds into a two life status used in some Policy calculations.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if both Insureds died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

POLICY BASICS

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

Your Policy is a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Survivor under the Policy dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insureds, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your insurance producer or legal counsel about designating ownership interests.

The Insureds
This Policy insures the lives of two people who are between the Ages of 20 and 85 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives at (888) 595-6997 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned Policies, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (888) 595-6997 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form
We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers
We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

We pay interest at an annual rate of at least 3% on Death Benefit Proceeds, calculated from the day the Survivor dies to the day we pay the Death Benefit Proceeds.

Statements and Reports We Will Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLifeandAnnuity.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between Investment Options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a Policy loan (by telephone only).

Certain insurance producers are able to give us instructions electronically if authorized by you. You may appoint your insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We will pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers four Death Benefit Options, Options A, B, C and D. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

•	You chose your Death Benefit Option on your Policy application.

•	If you did not choose a Death Benefit Option, we will assume you chose Option A.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you have chosen Option A, B or D. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

•	After the younger Insured reaches Age 100, the Death Benefit equals the Accumulated Value.

Choosing Your Death Benefit Option

You chose one of the following four options for the Death Benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.
Option C – the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.	Option D – the Face Amount of your Policy multiplied by a Death Benefit Factor.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.	The Death Benefit gradually increases over time no matter how your Investment Options perform, as long as there is enough Accumulated Value to keep your Policy in force.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

How we calculate the Death Benefit for Option D

If you choose Option D, we will calculate the Death Benefit by multiplying the Face Amount by a Death Benefit factor. The Death Benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the Death Benefit equals the Face Amount. A factor of 2.0 means the Death Benefit is two times the Face Amount.

The factor changes on each Policy Anniversary and is based on the Joint Equal Age of the Insureds and the number of completed Policy Years. Generally, the Death Benefit factor will reach the maximum of 2.0 when Joint Equal Age plus the number of completed Policy Years is between 85 and 90.

You will find more information about the Death Benefit factor in Appendix A and in your Policy.

The Minimum Death Benefit

The Minimum Death Benefit is the minimum Death Benefit needed for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the Death Benefit under the Death Benefit Option you choose is less than the Minimum Death Benefit, we will adjust your Death Benefit to equal the Minimum Death Benefit.

We calculate the Minimum Death Benefit by multiplying the Accumulated Value of your Policy by a Death Benefit Percentage. This percentage is based on the Age of the younger Insured and will decrease over time. You will find a table of Minimum Death Benefit percentages in Appendix A and in your Policy.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued

•	Face Amount is $1,000,000

•	Accumulated Value at the date of death is $600,000

•	total premiums paid into the Policy is $300,000

•	the Death Benefit factor for Death Benefit Option D at year 20 is 123.2%

•	the Minimum Death Benefit under the guideline premium test is $666,000 (assuming a Guideline Premium Test factor of 111% times Accumulated Value)

		The Death Benefit is the larger
Example A		of these two amounts
Death		Death Benefit	Minimum	Net Amount At Risk
Benefit	How it’s	under the	Death	used for cost of
Option	calculated	Death Benefit Option	Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$666,000	$397,540.07
Option B	Total Face Amount plus Accumulated Value	$1,600,000	$666,000	$996,064.11
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$666,000	$628,969.36

Example B uses the same assumptions as Example A, but has an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now $1,554,000 ($1,400,000 times a Death Benefit factor of 111%).

		The Death Benefit is the larger
Example B		of these two amounts
Death		Death Benefit	Minimum	Net Amount At Risk
Benefit	How it’s	under the	Death	used for cost of
Option	calculated	Death Benefit Option	Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$1,554,000	$150,177.26
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$994,096.16
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$1,554,000	$150,177.26

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it is not clear who died first, we will assume the younger Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

We will pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Survivor dies to the day we pay the Death Benefit Proceeds.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Changing your Death Benefit Option

You can change your Death Benefit Option while your Policy is in Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Decreasing the Face Amount

You can decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. Here’s how it works:

•	You can decrease the Face Amount as long as at least one of the Insureds is alive.

•	You can only decrease the Face Amount once in any Policy Year.

•	You must send us your request in writing while your Policy is In Force.

•	The decrease will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Decreasing the Face Amount can affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	We can refuse your request to make the Face Amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

If you decrease your Face Amount in the first 10 Policy Years, we will deduct a surrender charge from your Policy’s Accumulated Value. You will find more detailed information about how we calculate surrender charges in the SAI.

Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

We will not decrease the total Face Amount if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you.

Optional Riders

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements
At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation
BlackRock Global Allocation V.I. Fund
GE Investments Total Return Fund
Pacific Dynamix-Conservative Growth
Pacific Dynamix-Moderate Growth
Pacific Dynamix-Growth
Portfolio Optimization Conservative	Portfolio Optimization Moderate-Conservative Portfolio Optimization Moderate Portfolio Optimization Growth PIMCO Global Multi-Asset Portfolio Fixed Account Fixed LT Account

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Individual Annual Renewable Term Rider
Provides level or varying term insurance on either or both Insureds.

•	Last Survivor Added Protection Benefit Rider
Provides level or varying term insurance on both Insureds.

More detailed information about the Individual Annual Renewable Term Rider and Last Survivor Added Protection Benefit Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.PacificLifeandAnnuity.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a

Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

•	If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	by temporary check with the ABA routing number and account number pre-printed on the check

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit under Section 7702 of the Internal Revenue Code, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer plan
Once you have made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we will withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we will withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
During the first 10 Policy Years, we deduct a 0% sales load from each premium payment you make. The sales load is 3% after the 10th Policy Year. This charge helps pay for the cost of distributing our Policies.

Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the younger Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.30%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge.

•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Ages, gender and Risk Class of the Insureds unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy Month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy Month from the amount we calculated in step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Last Survivor Added Protection Benefit Rider and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each coverage component. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge
We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the younger Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

•	Face Amount component We deduct a Face Amount component every month during the first 10 Policy Years, at a rate that is based on the Joint Equal Age on the Policy Date and each $1,000 of the initial Face Amount of your Policy.

•	Accumulated Value component We deduct an Accumulated Value component every month during the first 10 Policy Years at an annual rate of 0.90% (0.075% monthly) of your Policy’s Accumulated Value in the Investment Options. During Policy Years 11 through 20, we reduce the annual rate to 0.30% (0.025% monthly) of the Accumulated Value. During Policy Year 21 and thereafter, we further reduce the annual rate to 0.05% (0.0042% monthly) of the Accumulated Value. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date after we deduct the cost of insurance and charges for any optional Riders.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with:

• a Face Amount of $2,000,000

• Accumulated Value of $60,000 after deducting any Policy Debt.

The maximum monthly charge for the Face Amount component is $320 (($2,000,000 ÷ 1,000) × 0.160).

The monthly charge for the Accumulated Value component if the Policy’s Accumulated Value is $60,000 is:

• $45 ($60,000 × 0.075%) during Policy Years 1 through 10

• $15 ($60,000 × 0.025%) during Policy Years 11 through 20

• $2.52 ($60,000 × .0042%) during Policy Year 21 and thereafter

The monthly charge for the Face Amount component of the mortality and expense risk charge will never exceed $0.64 per $1,000 of the initial Face Amount of your Policy.

Charges for optional Riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we will end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Survivor dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

•	a written application

•	evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (888) 595-6997 or submit a request electronically. Or you can ask your insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc. and manages the portfolio under your Policy directly.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond Securities Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign Securities Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc. and manages the portfolio under your Policy directly.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and manages the portfolio under your Policy directly.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained ClearBridge Advisors, LLC to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc. and manages the portfolio under your Policy directly.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust and manages the portfolios under your Policy directly.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund and manages the portfolio under your Policy directly.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust and manages the portfolio available under your Policy directly.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Emerging Markets Debt	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

International Small-Cap	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Small-Cap Index	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Advisors, LLC

Technology	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan	Seeks a high level of current income.	Eaton Vance Management

Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Growth LT	Seeks long-term growth of capital.	Janus Capital Management LLC

Focused 30	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences	Seeks long-term growth of capital.	Jennison Associates LLC

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Mid-Cap Equity	Seeks capital appreciation.	Lazard Asset Management LLC

International Large-Cap	Seeks long-term growth of capital.	MFS Investment Management

Mid-Cap Growth	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management	Seeks current income consistent with preservation of capital.	Pacific Asset Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

High Yield Bond	Seeks a high level of current income.	Pacific Asset Management

Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Dividend Growth	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	UBS Global Asset Management (Americas) Inc.

Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER

Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

American Century VP Mid Cap Value Fund Class II	Long-term capital growth. (Income is a secondary objective.)	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2035 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2045 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign Securities Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC

Templeton Global Bond Securities Fund Class 2	Seeks high current income.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER

Janus Aspen Series Overseas Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Enterprise Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Legg Mason Partners Fund Advisor, LLC

Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS Utilities Series Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index, 40% Barclays Capital U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Van Eck VIP Global Hard Assets Fund Initial Class[2]	Long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 Policy Years, 3.6% during Policy Years 11 through 20, and 3.85% during Policy Year 21 and thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

•	If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your insurance producer for current interest rates.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your insurance producer or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

•	You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

•	Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Emerging Markets Debt, BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, PIMCO Global Multi-Asset Portfolio Advisor Class, Templeton Foreign Securities Fund Class 2,

Templeton Global Bond Securities Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class. For example, if you transfer Accumulated Value from the International Small-Cap portfolio into the International Large-Cap Portfolio on any day of the calendar month, you may not make any subsequent transfers to or from any of the other listed portfolios during that calendar month.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

•	We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your insurance producer to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you are transferring to or from.

•	There is no minimum amount required if you are making transfers between Variable Investment Options.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer four services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep
The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings.

Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you have paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

•	If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Survivor dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you have chosen Death Benefit Option A or Option D, a withdrawal may reduce your Face Amount. The Face Amount will be reduced by the amount if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you have borrowed accrues daily at an annual rate of 4.1%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of 3.1% during the first 10 Policy Years, 3.7% during Policy Years 11 through 20, and at least 3.85% during Policy Year 21 and thereafter. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 4.1% in Policy Year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the Loan Account during Policy Year 21 and thereafter.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	75% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) − d where:

a=	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
  b = 1.031 during the first 10 Policy Years, 1.037 during Policy Years 11 through 20, and 1.0385 in Policy Year 21 and thereafter
  c = 1.041
  d = any Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 13 with:

•	Accumulated Value of $100,000

•	Policy Debt of $50,000

•	a most recent monthly deduction of $100

•	a surrender charge of $0 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of:

$25,000
((75% × $100,000) – $50,000 – $0)
or
$48,420.37
(a × (b ÷ c)) – d, where:
a = $98,800 ($100,000 – $0 – (12 × $100))
b = 1.037
c = 1.041
d = $50,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your insurance producer for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

•	If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

•	The surrender charge is assessed against your Policy’s Accumulated Value. It has two parts: an underwriting surrender charge and a sales surrender charge. Both charges are based on the Joint Equal Age on the Policy Date of the Insureds, and on the initial Face Amount of your Policy.

•	We will not increase the charge if your Policy’s Face Amount increases. If you decrease the Face Amount of your Policy, we will charge you a surrender charge that’s calculated based on the amount of the decrease.

•	We guarantee the surrender charge rates will not increase.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-Up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the lives of the Insureds, or the life of the Survivor, if only one person is living at the time of conversion. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the policy issued when you convert.

The Net Cash Surrender Value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the Ages and Risk Classes of the Insureds or, if only one person is living at the time of conversion, the Age and Risk Class of the Survivor. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased Age or changed health of the Insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the age of either Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Minimum Death Benefit for the correct Age.

We will adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of both Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of both Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of both Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to both Insureds.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies

•	policies with term insurance on the people insured by the policy

•	life insurance policies that continue coverage beyond Age 100 or other advanced ages

•	certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

•	Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you are at least 59 1/2 years old

•	you are receiving an amount because you have become disabled

•	you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy Becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

For 2012, the federal estate tax exemption amount is $5,120,000 and the maximum estate tax rate is 35%. If the executor of the deceased spouse’s estate so elects, a married individual may transfer his or her unused estate tax exemption amount to the last deceased spouse of the surviving spouse. Unless new legislation is enacted, the estate tax exemption amount will drop to $1,000,000 in 2013 and the maximum estate tax rate will increase to 55%. The portability of the unused estate tax exemption will also expire.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2011, we had statutory assets of $4,927.2 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The fixed options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or

•	the date you receive the notice, whichever is later.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited insurance producers and other employees, payments for travel expenses, including lodging, incurred by insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rate used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 per Insured at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, we may charge you a fee of $50 at the time you request us to change your Risk Class.

State Regulation

We are subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The statements of financial condition of PL&A as of December 31, 2011 and 2010 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011 are contained in the SAI.

APPENDIX A: DEATH BENEFIT CALCULATION TABLES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

Option D
Death Benefit Factor Table

Rate per $1.00 of Face Amount

Joint
equal
age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

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PACIFIC SELECT ESTATE PRESERVER – NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver – NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.
You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2012. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Call, e-mail or write to us at:
Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

(888) 595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

SEC file number 811-09389
333-62446

(THIS PAGE INTENTIONALLY LEFT BLANK)

Pacific Life & Annuity Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.Pacificlifeandannuitycompany.com

85-23873-11 05/12

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

PACIFIC SELECT ESTATE PRESERVER – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver-NY is a last survivor variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2012, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

(888) 595-6997

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MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Individual Annual Renewable Term Rider

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 79 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Individual Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 80.

Last Survivor Added Protection Benefit Rider

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 20 through 79 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit. If you choose Death Benefit Option D for your base Policy to determine the Death Benefit, the Face Amount under this Rider will be added to the base Policy Face Amount, and the sum of this coverage will be multiplied by the Death Benefit factor for the current Policy Year as shown in the Policy Specifications.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your Policy Specifications. Our current cost of insurance rates may be less than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date

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we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last Survivor Added Protection Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

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Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.
•	We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We will keep making transfers at the intervals you have chosen until one of the following happens:
• the total amount you have asked us to transfer has been transferred
• there is no more Accumulated Value in the Investment Option you are transferring from
• your Policy enters the grace period and is in danger of lapsing
• we receive your Written Request to cancel the service
• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

•	You enroll in the service by completing a request form to enroll in the service.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.

•	You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.

•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request.
•	You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
•	Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

4

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. The total surrender charge is equal to the sum of the underwriting surrender charge and the sales surrender charge. Both charges are based on the Joint Equal Age of the Insureds, and on the initial Face Amount of your Policy.

We will not increase the charges if your Policy’s Face Amount increases. If you decrease the Face Amount of your Policy, the surrender charge will be calculated based on the amount of the decrease.

Underwriting Surrender Charge

The amount of the underwriting surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years. If you increase your Policy’s Face Amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess for the underwriting surrender charge on any surrendered Policy is $17.30 per $1,000 of Face Amount.

Sales Surrender Charge

The sales surrender charge helps pay for our costs of distributing Policies. During the first Policy Year, this charge is equal to the smaller of the following amounts:

•	70% of the premium payments you have made, or

5

•	70% of the sales surrender target, which is based on the Joint Equal Age of the Insureds for each $1,000 of the Policy’s initial Face Amount.

The sales surrender charge increases until the premiums you pay reach the sales surrender target. In the 13th month you own your Policy, we reduce the sales surrender charge so that it is 99.0741% of the charge as calculated above. After that, we reduce it by 0.9259% a month until it reaches zero at the end of 10 Policy Years.

An example

For a Policy:

•	that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued
•	with an initial Face Amount of $2,000,000

	Underwriting Surrender Charge	Maximum Sales Surrender Charge

First Policy Year	$10,800.00 (($2,000,000 ÷ $1,000) × 5.40)	$19,152.00 (70% × 13.68 × ($2,000,000 ÷ $1,000))

End of third Policy Year	$8,400.07 ($10,800.00 – ($10,800.00 × 0.9259% × 24 months))	$14,896.12 ($19,152.00 – ($19,152.00 × 0.9259% × 24 months))

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

Calculating the Surrender Charge on a Decrease in Face Amount

Here’s how we calculate the surrender charge on a decrease in Face Amount:

•	Step 1: we divide the amount of the decrease by your Policy’s Face Amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your Policy.

We deduct the amount we calculated in step 2 from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

We calculate any surrender charge after a decrease in Face Amount by dividing the new Face Amount by the old Face Amount, and multiplying the result by the surrender charge that would have applied before the decrease.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base Policy a Last Survivor Added Protection Benefit Rider and/or Individual Annual Renewable Term Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. To determine the cost of insurance charge on each of these coverage components, we discount the total Death Benefit for all coverage components that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all coverage components. We then prorate the Net Amount at Risk for each coverage component in the same proportion that the Face Amount of each coverage component bears to the total Face Amount for all coverage components. The discounted Net Amount At Risk for each coverage component is multiplied by the current COI rate for that coverage component.

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MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

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The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PL&A AND THE POLICIES

How We Are Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How Policies are Administered

Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2011, Pacific Life had $296.3 billion of individual life insurance in force and total admitted assets of approximately $95.7 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive,

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Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2011, 2010 and 2009 was $2,353.82, $3,146.71 and $7,528.73 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	3% of premiums paid up to the first target premium after the first Policy Year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 100% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 41.5% of premiums paid in the first Policy Year up to the first target premium. For renewed years, the expense allowances and additional cash compensation can be as high as 11.5% on targets 2 and 3, 1.5% on targets 4-10 and 1% thereafter. Such additional compensation may give PL&A greater access to insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your insurance producer may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the insurance producer market the Policies.

As of December 31, 2011, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities, AIM Systems Inc, Axa Advisors LLC, Benefit Funding Services, Best Practice Of America, Capital Investment Group, CBIZ Financial Solutions, Clarck Securities, CMS National Services LLC, Commonwealth Financial Network, Copperstone Insurance Services, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization, FAS Corp, Financial Services Corp, First Allied Securities, First Heartland Securities, Gardner Brown, Global View Capital Insurance, Highland Capital Brokerage, Imerti, Impact Regulations LLC, Invest Financial Corp, Linsco Private Ledger, M Financial Holdings Inc, Money Concepts, National Financial Partners, National

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Financial Partners Insurance Services, National Planning Corp, Newbridge Financial, Next Financial, NFP Securities, Ogilvie Securities, One Resource Group, PEPCO, PJ Robb, Ramkade Financial, Royal Alliance, Sagepoint Financial, Saybrus, Securian Financial Services, Securities America, The Strategic Financial Alliance, SII Investment Inc, Strategies Partners, Summit Brokerage, Symetra Investment Services, The Leaders Group, The National Financial Alliance, Towersquare Securities, United Planners, Volios Group, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Woodbury Financial Services and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your insurance producer or broker-dealer to present this Policy over other investment options. You may ask your insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

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We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

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Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a

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period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the statements of financial condition of PL&A as of December 31, 2011 and 2010 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The statements of financial condition of PL&A as of December 31, 2011 and 2010 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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Form No. 85-25051-09

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Pacific Life & Annuity Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Growth, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Overseas Service Class, Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, Legg Mason ClearBridge Variable Aggressive Growth — Class II, Legg Mason ClearBridge Variable Mid Cap Core — Class II, Lord Abbett Fundamental Equity Class VC, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, PIMCO Global Multi-Asset — Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2011, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2011, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2011, the results of their operations, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 28, 2012

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund (Affiliated Mutual Fund)
Cash Management	Cash Management Class I	75,945	$765,611	$765,946
Diversified Bond	Diversified Bond Class I	13,547	118,663	106,450
Floating Rate Loan	Floating Rate Loan Class I	2,864	18,264	16,323
High Yield Bond	High Yield Bond Class I	78,889	442,217	463,086
Inflation Managed	Inflation Managed Class I	80,612	870,233	955,462
Managed Bond	Managed Bond Class I	147,907	1,601,663	1,625,400
Short Duration Bond	Short Duration Bond Class I	40,103	373,688	369,054
American Funds® Growth	American Funds Growth Class I	54,722	369,025	438,072
American Funds Growth-Income	American Funds Growth-Income Class I	33,793	259,663	305,184
Comstock	Comstock Class I	43,871	303,817	327,329
Dividend Growth	Dividend Growth Class I	27,057	226,654	249,172
Equity Index	Equity Index Class I	43,529	991,153	1,180,023
Focused 30	Focused 30 Class I	17,522	97,246	197,693
Growth LT	Growth LT Class I	21,463	300,116	381,625
Large-Cap Growth	Large-Cap Growth Class I	113,718	585,024	601,339
Large-Cap Value	Large-Cap Value Class I	87,212	821,587	943,352
Long/Short Large-Cap	Long/Short Large-Cap Class I	4,762	30,756	33,551
Main Street® Core	Main Street Core Class I	52,530	863,464	930,386
Mid-Cap Equity	Mid-Cap Equity Class I	78,071	874,808	926,410
Mid-Cap Growth	Mid-Cap Growth Class I	45,521	241,597	396,384
Mid-Cap Value	Mid-Cap Value Class I	1,675	16,849	15,949
Small-Cap Equity	Small-Cap Equity Class I	6,473	68,237	70,041
Small-Cap Growth	Small-Cap Growth Class I	14,434	96,235	145,768
Small-Cap Index	Small-Cap Index Class I	67,395	616,075	740,612
Small-Cap Value	Small-Cap Value Class I	43,559	500,833	513,933
Health Sciences	Health Sciences Class I	31,955	240,978	385,364
Real Estate	Real Estate Class I	49,183	540,640	732,774
Technology	Technology Class I	40,098	154,107	172,300
Emerging Markets	Emerging Markets Class I	51,643	343,265	707,656
International Large-Cap	International Large-Cap Class I	153,593	846,958	855,452
International Small-Cap	International Small-Cap Class I	13,347	75,345	72,722
International Value	International Value Class I	62,048	564,209	528,505
American Funds Asset Allocation	American Funds Asset Allocation Class I	447	6,072	6,169
Pacific Dynamix — Conservative Growth	Pacific Dynamix - Conservative Growth Class I	95	1,055	1,066
Pacific Dynamix — Growth	Pacific Dynamix - Growth Class I	795	10,426	9,956
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate- Conservative Class I	12,380	120,506	118,860
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I	173,392	1,663,680	1,618,646
Portfolio Optimization Growth	Portfolio Optimization Growth Class I	195,132	1,846,777	1,774,070
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive- Growth Class I	46,544	432,489	410,576

	M Fund, Inc.
I	M International Equity	1,705	18,200	16,672
II	M Large Cap Growth	688	8,892	11,076
III	M Capital Appreciation	1,328	25,490	28,330
V	M Business Opportunity Value	971	10,478	9,558

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	3,998	42,736	45,452
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	15,933	199,483	211,591

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	18,691	384,938	423,172
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	8,914	70,032	90,657
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	100	1,090	998
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	1,432	10,628	13,848
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	260	7,454	9,480
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	8,043	216,004	229,862
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	2,810	21,889	24,814

	Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	4,611	83,604	83,686

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2011

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	98	$1,529	$1,526

	Janus Aspen Series
Overseas Service Class	Overseas Service Class	4,639	214,055	173,575
Enterprise Service Class	Enterprise Service Class	893	31,696	32,951

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	119	1,046	1,100

	Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth - Class II	Legg Mason ClearBridge Variable Aggressive Growth - Class II	813	12,763	13,453
Legg Mason ClearBridge Variable Mid Cap Core - Class II	Legg Mason ClearBridge Variable Mid Cap Core - Class II	360	3,199	4,579

	Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	113	2,126	1,843

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	2,523	29,266	34,671
MFS Utilities Series Service Class	MFS Utilities Series Service Class	7,920	205,523	203,771

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset - Advisor Class	PIMCO Global Multi-Asset - Advisor Class	6,376	77,126	77,537

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	190	2,394	1,965

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II	13,617	125,069	152,105
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	9,752	167,415	188,889

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	11,027	305,680	339,071
     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

ASSETS
Investments in affiliated mutual funds, at value	$765,946	$106,450	$16,323	$463,086	$955,462	$1,625,400	$369,054
Receivables:
Due from Pacific Life & Annuity Company	112	83	33	134	282	1,425	197

Total Assets	766,058	106,533	16,356	463,220	955,744	1,626,825	369,251

LIABILITIES
Payables:
Fund shares purchased	110	83	33	133	282	1,424	197
Other	—	—	—	—	—	—	3

Total Liabilities	110	83	33	133	282	1,424	200

NET ASSETS	$765,948	$106,450	$16,323	$463,087	$955,462	$1,625,401	$369,051

Units Outstanding	60,228	8,303	1,721	25,178	43,433	75,391	30,350

Accumulation Unit Value	$12.72	$12.82	$9.49	$18.39	$22.00	$21.56	$12.16

Cost of Investments	$765,611	$118,663	$18,264	$442,217	$870,233	$1,601,663	$373,688

	American Funds	American Funds		Dividend	Equity	Focused	Growth
	Growth	Growth-Income	Comstock	Growth	Index	30	LT

ASSETS
Investments in affiliated mutual funds, at value	$438,072	$305,184	$327,329	$249,172	$1,180,023	$197,693	$381,625
Receivables:
Due from Pacific Life & Annuity Company	424	451	260	442	—	33	591
Fund shares redeemed	—	—	—	—	38	—	—

Total Assets	438,496	305,635	327,589	249,614	1,180,061	197,726	382,216

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	38	—	—
Fund shares purchased	422	451	260	442	—	33	589
Other	—	3	—	1	—	1	—

Total Liabilities	422	454	260	443	38	34	589

NET ASSETS	$438,074	$305,181	$327,329	$249,171	$1,180,023	$197,692	$381,627

Units Outstanding	34,610	26,575	29,049	19,599	112,336	11,467	55,787

Accumulation Unit Value	$12.66	$11.48	$11.27	$12.71	$10.50	$17.24	$6.84

Cost of Investments	$369,025	$259,663	$303,817	$226,654	$991,153	$97,246	$300,116

	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Large-Cap	Core	Equity	Growth	Value

ASSETS
Investments in affiliated mutual funds, at value	$601,339	$943,352	$33,551	$930,386	$926,410	$396,384	$15,949
Receivables:
Due from Pacific Life & Annuity Company	25	638	20	1,443	792	—	—
Fund shares redeemed	—	—	—	—	—	1,155	—

Total Assets	601,364	943,990	33,571	931,829	927,202	397,539	15,949

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	1,154	—
Fund shares purchased	25	638	20	1,443	792	—	—
Other	3	3	—	2	—	—	—

Total Liabilities	28	641	20	1,445	792	1,154	—

NET ASSETS	$601,336	$943,349	$33,551	$930,384	$926,410	$396,385	$15,949

Units Outstanding	73,960	73,112	3,645	88,025	45,324	32,636	957

Accumulation Unit Value	$8.13	$12.90	$9.20	$10.57	$20.44	$12.15	$16.66

Cost of Investments	$585,024	$821,587	$30,756	$863,464	$874,808	$241,597	$16,849

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Equity	Growth	Index	Value	Sciences	Estate	Technology

ASSETS
Investments in affiliated mutual funds, at value	$70,041	$145,768	$740,612	$513,933	$385,364	$732,774	$172,300
Receivables:
Due from Pacific Life & Annuity Company	52	193	1,460	327	—	228	—
Fund shares redeemed	—	—	—	—	1,359	—	1,709

Total Assets	70,093	145,961	742,072	514,260	386,723	733,002	174,009

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	1,359	—	1,709
Fund shares purchased	52	192	1,459	327	—	228	—
Other	1	—	—	—	1	2	1

Total Liabilities	53	192	1,459	327	1,360	230	1,710

NET ASSETS	$70,040	$145,769	$740,613	$513,933	$385,363	$732,772	$172,299

Units Outstanding	4,389	14,939	44,373	19,810	19,793	23,079	21,429

Accumulation Unit Value	$15.96	$9.76	$16.69	$25.94	$19.47	$31.75	$8.04

Cost of Investments	$68,237	$96,235	$616,075	$500,833	$240,978	$540,640	$154,107

						Pacific
						Dynamix -	Pacific
	Emerging	International	International	International	American Funds	Conservative	Dynamix-
	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth

ASSETS
Investments in affiliated mutual funds, at value	$707,656	$855,452	$72,722	$528,505	$6,169	$1,066	$9,956
Receivables:
Due from Pacific Life & Annuity Company	—	2,661	116	866	—	—	—
Fund shares redeemed	1,457	—	—	—	—	—	—

Total Assets	709,113	858,113	72,838	529,371	6,169	1,066	9,956

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,396	—	—	—	—	—	—
Fund shares purchased	—	2,657	116	866	—	—	—
Other	—	—	—	1	—	—	—

Total Liabilities	1,396	2,657	116	867	—	—	—

NET ASSETS	$707,717	$855,456	$72,722	$528,504	$6,169	$1,066	$9,956

Units Outstanding	18,254	66,538	9,193	62,452	420	82	717

Accumulation Unit Value	$38.77	$12.86	$7.91	$8.46	$14.68	$12.97	$13.89

Cost of Investments	$343,265	$846,958	$75,345	$564,209	$6,072	$1,055	$10,426

	Portfolio			Portfolio
	Optimization	Portfolio	Portfolio	Optimization
	Moderate-	Optimization	Optimization	Aggressive-
	Conservative	Moderate	Growth	Growth

ASSETS
Investments in affiliated mutual funds, at value	$118,860	$1,618,646	$1,774,070	$410,576
Receivables:
Due from Pacific Life & Annuity Company	—	301	318	984

Total Assets	118,860	1,618,947	1,774,388	411,560

LIABILITIES
Payables:
Fund shares purchased	—	301	318	983

Total Liabilities	—	301	318	983

NET ASSETS	$118,860	$1,618,646	$1,774,070	$410,577

Units Outstanding	12,285	172,205	194,090	46,331

Accumulation Unit Value	$9.67	$9.40	$9.14	$8.86

Cost of Investments	$120,506	$1,663,680	$1,846,777	$432,489

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

ASSETS
Investments in mutual funds, at value	$16,672	$11,076	$28,330	$9,558	$45,452	$211,591	$423,172
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—	62
Fund shares redeemed	—	—	—	—	—	7,094	—

Total Assets	16,672	11,076	28,330	9,558	45,452	218,685	423,234

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	7,094	—
Fund shares purchased	—	—	—	—	—	—	62
Total Liabilities	—	—	—	—	—	7,094	62

NET ASSETS	$16,672	$11,076	$28,330	$9,558	$45,452	$211,591	$423,172

Units Outstanding	2,030	754	1,652	754	4,369	14,852	33,565

Accumulation Unit Value	$8.21	$14.68	$17.15	$12.67	$10.40	$14.25	$12.61

Cost of Investments	$18,200	$8,892	$25,490	$10,478	$42,736	$199,483	$384,938

							Templeton
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Global Bond
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies	Securities
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class 2

ASSETS
Investments in mutual funds, at value	$90,657	$998	$13,848	$9,480	$229,862	$24,814	$83,686
Receivables:
Due from Pacific Life & Annuity Company	—	—		18	385
Fund shares redeemed	—	—	—	—	—	—	7,536

Total Assets	90,657	998	13,848	9,498	230,247	24,814	91,222

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—	7,536
Fund shares purchased	—	—	—	18	385	—	—
Total Liabilities	—	—	—	18	385	—	7,536

NET ASSETS	$90,657	$998	$13,848	$9,480	$229,862	$24,814	$83,686

Units Outstanding	9,459	106	1,554	854	18,413	2,393	8,040

Accumulation Unit Value	$9.58	$9.42	$8.91	$11.10	$12.48	$10.37	$10.41

Cost of Investments	$70,032	$1,090	$10,628	$7,454	$216,004	$21,889	$83,604

				Lazard
				Retirement	Legg Mason	Legg Mason
	GE Investments			U.S. Strategic	ClearBridge Variable	ClearBridge Variable	Lord Abbett
	Total Return	Overseas	Enterprise	Equity	Aggressive	Mid Cap	Fundamental
	Class 3	Service Class	Service Class	Service Class	Growth - Class II	Core - Class II	Equity Class VC

ASSETS
Investments in mutual funds, at value	$1,526	$173,575	$32,951	$1,100	$13,453	$4,579	$1,843
Receivables:
Due from Pacific Life & Annuity Company	—	52	—	13	—	1	—
Fund shares redeemed	—	—	—	—	1,902	—	—

Total Assets	1,526	173,627	32,951	1,113	15,355	4,580	1,843

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	1,902	—	—
Fund shares purchased	—	52	—	13	—	—	—

Total Liabilities	—	52	—	13	1,902	—	—

NET ASSETS	$1,526	$173,575	$32,951	$1,100	$13,453	$4,580	$1,843

Units Outstanding	149	20,044	2,972	123	1,363	457	181

Accumulation Unit Value	$10.27	$8.66	$11.09	$8.92	$9.87	$10.03	$10.18

Cost of Investments	$1,529	$214,055	$31,696	$1,046	$12,763	$3,199	$2,126

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
							Van Eck
	MFS New	MFS	PIMCO Global	Royce	T. Rowe Price	T. Rowe Price	VIP Global
	Discovery Series	Utilities Series	Multi-Asset -	Micro-Cap	Blue Chip	Equity	Hard Assets
	Service Class	Service Class	Advisor Class	Service Class	Growth - II	Income - II	Initial Class

ASSETS
Investments in mutual funds, at value	$34,671	$203,771	$77,537	$1,965	$152,105	$188,889	$339,071
Receivables:
Due from Pacific Life & Annuity Company	—	112	—	—	—	37	—
Fund shares redeemed	1,846	—	7,493	—	1,591	—	1,452

Total Assets	36,517	203,883	85,030	1,965	153,696	188,926	340,523

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,846	—	7,493	—	1,591	—	1,452
Fund shares purchased	—	112	—	—	—	37	—

Total Liabilities	1,846	112	7,493	—	1,591	37	1,452

NET ASSETS	$34,671	$203,771	$77,537	$1,965	$152,105	$188,889	$339,071

Units Outstanding	3,035	18,317	8,475	193	13,044	17,150	16,893

Accumulation Unit Value	$11.42	$11.12	$9.15	$10.17	$11.66	$11.01	$20.07

Cost of Investments	$29,266	$205,523	$77,126	$2,394	$125,069	$167,415	$305,680

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$30,948	$6,821	$57,754	$60,690	$99,823	$13,402

Net Investment Income	—	30,948	6,821	57,754	60,690	99,823	13,402

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	14	10,023	(6,295)	3,764	17,996	(3,927)	(2,520)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	57,380	71,459	—

Realized Gain (Loss)	14	10,023	(6,295)	3,764	75,376	67,532	(2,520)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(19)	(28,168)	933	(41,512)	(11,474)	(93,312)	(6,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5)	$12,803	$1,459	$20,006	$124,592	$74,043	$4,188

	American Funds	American Funds		Dividend	Equity	Focused	Growth
	Growth	Growth-Income	Comstock	Growth	Index	30	LT

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,035	$3,207	$35,158	$8,949	$36,083	$—	$4,509

Net Investment Income	1,035	3,207	35,158	8,949	36,083	—	4,509

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(1,155)	(46,117)	(9,981)	(10,195)	12,188	2,747	18,059
Capital gain distributions from affiliated mutual fund investments	—	—	4,390	18,116	—	—	18,939

Realized Gain (Loss)	(1,155)	(46,117)	(5,591)	7,921	12,188	2,747	36,998

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(19,497)	38,842	(33,795)	(5,995)	(24,900)	(24,510)	(65,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($19,617)	($4,068)	($4,228)	$10,875	$23,371	($21,763)	($24,383)

	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Large-Cap	Core	Equity	Growth	Value

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$75,862	$4,129	$11,868	$9,004	$—	$5,186

Net Investment Income	—	75,862	4,129	11,868	9,004	—	5,186

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(31,073)	12,432	54	(9,395)	(4,646)	24,588	12,191
Capital gain distributions from affiliated mutual fund investments	89,491	5,483	21,536	87,286	175,521	34,365	25,657

Realized Gain	58,418	17,915	21,590	77,891	170,875	58,953	37,848

CHANGE IN NET UNREALIZED DEPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	(47,570)	(39,432)	(24,833)	(84,381)	(234,088)	(84,389)	(40,824)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,848	$54,345	$886	$5,378	($54,209)	($25,436)	$2,210

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Real
	Equity	Growth	Index	Value	Health Sciences	Estate	Technology

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$4,810	$—	$4,825	$13,304	$—	$—	$—

Net Investment Income	4,810	—	4,825	13,304	—	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(5,345)	28,501	620	(12,544)	822	2,118	1,927
Capital gain distributions from affiliated mutual fund investments	31,625	26,712	—	78,769	27,956	29,335	33,944

Realized Gain	26,280	55,213	620	66,225	28,778	31,453	35,871

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(34,306)	(54,451)	(37,814)	(65,298)	12,121	15,260	(44,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,216)	$762	($32,369)	$14,231	$40,899	$46,713	($8,790)

						Pacific
						Dynamix-	Pacific
	Emerging	International	International	International	American Funds	Conservative	Dynamix-
	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth
INVESTMENT INCOME

Dividends from affiliated mutual fund investments	$17,512	$56,886	$20,894	$57,455	$139	$28	$170

Net Investment Income	17,512	56,886	20,894	57,455	139	28	170

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	107,797	(3,729)	1,526	(11,548)	(30)	9	(31)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	43	61	150

Realized Gain (Loss)	107,797	(3,729)	1,526	(11,548)	13	70	119

CHANGE IN NET UNREALIZED DEPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	(284,415)	(145,836)	(29,314)	(123,609)	(94)	(63)	(533)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($159,106)	($92,679)	($6,894)	($77,702)	$58	$35	($244)

	Portfolio			Portfolio
	Optimization	Portfolio	Portfolio	Optimization
	Moderate-	Optimization	Optimization	Aggressive-
	Conservative (1)	Moderate (1)	Growth (1)	Growth (1)

INVESTMENT INCOME

Dividends from affiliated mutual fund investments	$904	$11,082	$9,485	$1,873

Net Investment Income	904	11,082	9,485	1,873

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of affiliated mutual fund investments	(308)	(1,357)	(6,547)	(640)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—

Realized Loss	(308)	(1,357)	(6,547)	(640)

CHANGE IN NET UNREALIZED DEPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	(1,646)	(45,034)	(72,707)	(21,912)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($1,050)	($35,309)	($69,769)	($20,679)

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$576	$—	$—	$38	$741	$4,724	$3,546

Net Investment Income	576	—	—	38	741	4,724	3,546

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(43)	37	(63)	(57)	114	(4,258)	(4,095)
Capital gain distributions from mutual fund investments	—	—	3,235	—	—	5,003	—

Realized Gain (Loss)	(43)	37	3,172	(57)	114	745	(4,095)

CHANGE IN NET UNREALIZED DEPRECIATION ON MUTUAL FUND INVESTMENTS	(3,289)	(129)	(5,711)	(399)	(711)	(14,123)	(10,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,756)	($92)	($2,539)	($418)	$144	($8,654)	($11,399)

							Templeton
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Global Bond
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies	Securities
	Service Class 2	Service Class 2(1)	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$1,819	$19	$269	$13	$57	$204	$2,222

Net Investment Income	1,819	19	269	13	57	204	2,222

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(106)	(4)	3	134	(905)	(121)	(2,894)
Capital gain distributions from mutual fund investments	348	3	42	35	446	—	259

Realized Gain (Loss)	242	(1)	45	169	(459)	(121)	(2,635)

CHANGE IN NET UNREALIZED DEPRECIATION ON MUTUAL FUND INVESTMENTS	(3,228)	(92)	(693)	(144)	(26,594)	(2,662)	(373)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,167)	($74)	($379)	$38	($26,996)	($2,579)	($786)

				Lazard Retirement	Legg Mason ClearBridge	Legg Mason ClearBridge
	GE Investments			U.S. Strategic	Variable	Variable	Lord Abbett
	Total Return	Overseas	Enterprise	Equity	Aggressive	Mid Cap	Fundamental
	Class 3	Service Class	Service Class	Service Class	Growth-Class II	Core-Class II	Equity Class VC(1)
INVESTMENT INCOME
Dividends from mutual fund investments	$24	$729	$—	$11	$—	$—	$4

Net Investment Income	24	729	—	11	—	—	4

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	8	(1,360)	(4)	(20)	(216)	(24)	(6)
Capital gain distributions from mutual fund investments	—	1,918	—	—	—	—	62

Realized Gain (Loss)	8	558	(4)	(20)	(216)	(24)	56

CHANGE IN NET
UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(106)	(75,752)	(542)	1	133	(176)	(284)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($74)	($74,465)	($546)	($8)	($83)	($200)	($224)

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
							Van Eck
	MFS New	MFS	PIMCO Global	Royce	T. Rowe Price	T. Rowe Price	VIP Global
	Discovery Series	Utilities Series	Multi-Asset-	Micro-Cap	Blue Chip	Equity	Hard Assets
	Service Class	Service Class	Advisor Class (1)	Service Class (1)	Growth-II	Income-II	Initial Class

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$6,015	$—	$53	$—	$2,883	$4,587

Net Investment Income	—	6,015	—	53	—	2,883	4,587

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,298)	(2,114)	(1,035)	(9)	(478)	18	(6,062)
Capital gain distributions from mutual fund investments	2,508	—	506	—	—	—	4,911

Realized Gain (Loss)	1,210	(2,114)	(529)	(9)	(478)	18	(1,151)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(3,558)	7,811	411	(429)	2,038	(3,955)	(71,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,348)	$11,712	($118)	($385)	$1,560	($1,054)	($68,271)

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Cash Management		Diversified Bond		Floating Rate Loan
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$66	$30,948	$9,196	$6,821	$3,215
Realized gain (loss)	14	(814)	10,023	19	(6,295)	(4,480)
Change in net unrealized appreciation (depreciation) on investments	(19)	(30)	(28,168)	12,756	933	5,983

Net Increase (Decrease) in Net Assets Resulting from Operations	(5)	(778)	12,803	21,971	1,459	4,718

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	676,464	1,183,148	23,931	31,935	5,752	7,976
Transfers between variable and fixed accounts, net	(580,997)	3,599,199	(221,631)	86,899	(50,588)	4,837
Policy maintenance charges	(446,523)	(292,439)	(18,623)	(27,814)	(5,133)	(7,570)
Policy benefits and terminations	(106,792)	(5,116,108)	(306)	(19,782)	—	(7,737)
Other	24,591	4,210	(5,424)	(4,241)	(2,075)	(1,499)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(433,257)	(621,990)	(222,053)	66,997	(52,044)	(3,993)

NET INCREASE (DECREASE) IN NET ASSETS	(433,262)	(622,768)	(209,250)	88,968	(50,585)	725

NET ASSETS
Beginning of Year	1,199,210	1,821,978	315,700	226,732	66,908	66,183

End of Year	$765,948	$1,199,210	$106,450	$315,700	$16,323	$66,908

	High Yield Bond		Inflation Managed		Managed Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$57,754	$43,566	$60,690	$23,866	$99,823	$64,308
Realized gain (loss)	3,764	(3,869)	75,376	721	67,532	(1,305)
Change in net unrealized appreciation (depreciation) on investments	(41,512)	33,235	(11,474)	75,381	(93,312)	80,671

Net Increase in Net Assets Resulting from Operations	20,006	72,932	124,592	99,968	74,043	143,674

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	61,930	75,066	112,479	142,345	177,672	185,672
Transfers between variable and fixed accounts, net	(53,429)	48,484	(319,255)	104,840	(362,011)	512,218
Policy maintenance charges	(54,710)	(71,460)	(103,350)	(121,380)	(167,329)	(172,504)
Policy benefits and terminations	(102,851)	(20,742)	(39,467)	(148,578)	(87,661)	(181,781)
Other	(2,334)	(2,242)	(15,745)	(9,389)	(14,559)	(14,734)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(151,394)	29,106	(365,338)	(32,162)	(453,888)	328,871

NET INCREASE (DECREASE) IN NET ASSETS	(131,388)	102,038	(240,746)	67,806	(379,845)	472,545

NET ASSETS
Beginning of Year	594,475	492,437	1,196,208	1,128,402	2,005,246	1,532,701

End of Year	$463,087	$594,475	$955,462	$1,196,208	$1,625,401	$2,005,246

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Short Duration Bond		American Funds Growth		American Funds Growth-Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,402	$7,110	$1,035	$13	$3,207	$—
Realized loss	(2,520)	(2,167)	(1,155)	(58,218)	(46,117)	(25,688)
Change in net unrealized appreciation (depreciation) on investments	(6,694)	11,144	(19,497)	143,556	38,842	82,219

Net Increase (Decrease) in Net Assets Resulting from Operations	4,188	16,087	(19,617)	85,351	(4,068)	56,531

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	45,828	55,107	56,811	71,599	55,573	70,978
Transfers between variable and fixed accounts, net	(88,239)	16,973	(93,057)	99,484	(136,134)	6,609
Policy maintenance charges	(30,440)	(37,670)	(46,947)	(49,909)	(44,627)	(52,991)
Policy benefits and terminations	(16,066)	(64,815)	(23,562)	(10,159)	(126,622)	(24,850)
Other	(5,843)	(2,142)	(2,713)	(6,121)	(6,284)	(4,479)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(94,760)	(32,547)	(109,468)	104,894	(258,094)	(4,733)

NET INCREASE (DECREASE) IN NET ASSETS	(90,572)	(16,460)	(129,085)	190,245	(262,162)	51,798

NET ASSETS
Beginning of Year	459,623	476,083	567,159	376,914	567,343	515,545

End of Year	$369,051	$459,623	$438,074	$567,159	$305,181	$567,343

	Comstock		Dividend Growth		Equity Index

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$35,158	$6,510	$8,949	$2,946	$36,083	$26,211
Realized gain (loss)	(5,591)	(14,482)	7,921	(20,748)	12,188	(27,625)
Change in net unrealized appreciation (depreciation) on investments	(33,795)	82,801	(5,995)	47,740	(24,900)	177,038

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,228)	74,829	10,875	29,938	23,371	175,624

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	51,825	78,252	29,896	39,024	138,919	719,164
Transfers between variable and fixed accounts, net	(224,631)	17,397	(100,113)	59,803	(127,813)	(522,181)
Policy maintenance charges	(43,182)	(53,753)	(26,694)	(30,004)	(113,793)	(126,561)
Policy benefits and terminations	(6,192)	(25,165)	(6,701)	(62,253)	(144,442)	(49,346)
Other	(9,909)	(1,651)	(4,116)	(5,773)	2,620	(1,039)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(232,089)	15,080	(107,728)	797	(244,509)	20,037

NET INCREASE (DECREASE) IN NET ASSETS	(236,317)	89,909	(96,853)	30,735	(221,138)	195,661

NET ASSETS
Beginning of Year	563,646	473,737	346,024	315,289	1,401,161	1,205,500

End of Year	$327,329	$563,646	$249,171	$346,024	$1,180,023	$1,401,161

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Focused 30		Growth LT		Large-Cap Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$4,509	$6,230	$—	$—
Realized gain (loss)	2,747	17,105	36,998	(7,693)	58,418	(408,452)
Change in net unrealized appreciation (depreciation) on investments	(24,510)	8,604	(65,890)	62,496	(47,570)	476,892

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,763)	25,709	(24,383)	61,033	10,848	68,440

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	20,175	35,686	61,721	73,195	73,247	89,025
Transfers between variable and fixed accounts, net	(1,743)	(2,041)	(117,025)	10,438	(140,119)	(891,446)
Policy maintenance charges	(19,694)	(23,476)	(45,357)	(69,075)	(61,828)	(85,007)
Policy benefits and terminations	(8,319)	(51,302)	(88,778)	(42,615)	(14,557)	(21,931)
Other	1,719	(5,455)	(3,840)	(1,018)	(5,852)	(4,217)

Net Decrease in Net Assets Derived from Policy Transactions	(7,862)	(46,588)	(193,279)	(29,075)	(149,109)	(913,576)

NET INCREASE (DECREASE) IN NET ASSETS	(29,625)	(20,879)	(217,662)	31,958	(138,261)	(845,136)

NET ASSETS
Beginning of Year	227,317	248,196	599,289	567,331	739,597	1,584,733

End of Year	$197,692	$227,317	$381,627	$599,289	$601,336	$739,597

	Large-Cap Value		Long/Short Large-Cap		Main Street Core

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$75,862	$18,552	$4,129	$1,489	$11,868	$9,122
Realized gain (loss)	17,915	(327,522)	21,590	(4,169)	77,891	(18,866)
Change in net unrealized appreciation (depreciation) on investments	(39,432)	406,997	(24,833)	23,591	(84,381)	157,094

Net Increase in Net Assets Resulting from Operations	54,345	98,027	886	20,911	5,378	147,350

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	122,941	159,300	14,112	23,149	102,019	95,906
Transfers between variable and fixed accounts, net	(297,105)	(925,028)	(164,058)	20,157	(104,046)	287,022
Policy maintenance charges	(110,779)	(145,156)	(10,287)	(17,188)	(107,853)	(87,578)
Policy benefits and terminations	(24,446)	(135,148)	(184)	(10,585)	(182,042)	(62,124)
Other	(52,212)	(8,763)	(2,757)	(1,474)	(6,509)	(2,915)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(361,601)	(1,054,795)	(163,174)	14,059	(298,431)	230,311

NET INCREASE (DECREASE) IN NET ASSETS	(307,256)	(956,768)	(162,288)	34,970	(293,053)	377,661

NET ASSETS
Beginning of Year	1,250,605	2,207,373	195,839	160,869	1,223,437	845,776

End of Year	$943,349	$1,250,605	$33,551	$195,839	$930,384	$1,223,437

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,004	$11,814	$—	$1,051	$5,186	$1,291
Realized gain (loss)	170,875	(10,307)	58,953	(130,241)	37,848	238
Change in net unrealized appreciation (depreciation) on investments	(234,088)	251,634	(84,389)	400,501	(40,824)	22,314

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,209)	253,141	(25,436)	271,311	2,210	23,843

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	107,114	143,482	55,506	60,414	9,689	14,804
Transfers between variable and fixed accounts, net	(156,726)	(39,282)	(127,591)	(1,127,787)	(122,866)	7,250
Policy maintenance charges	(102,394)	(124,738)	(51,492)	(78,471)	(7,729)	(12,419)
Policy benefits and terminations	(124,265)	(66,206)	(9,001)	(43,755)	(55)	(8,203)
Other	(54,851)	(9,839)	(17,728)	(12,249)	(188)	(778)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(331,122)	(96,583)	(150,306)	(1,201,848)	(121,149)	654

NET INCREASE (DECREASE) IN NET ASSETS	(385,331)	156,558	(175,742)	(930,537)	(118,939)	24,497

NET ASSETS
Beginning of Year	1,311,741	1,155,183	572,127	1,502,664	134,888	110,391

End of Year	$926,410	$1,311,741	$396,385	$572,127	$15,949	$134,888

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,810	$1,250	$—	$—	$4,825	$6,353
Realized gain (loss)	26,280	(1,367)	55,213	(1,085)	620	(31,867)
Change in net unrealized appreciation (depreciation) on investments	(34,306)	31,008	(54,451)	61,498	(37,814)	195,262

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,216)	30,891	762	60,413	(32,369)	169,748

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	15,294	28,918	34,394	39,975	79,101	81,998
Transfers between variable and fixed accounts, net	(130,622)	56,979	(65,199)	3,291	20,552	74,571
Policy maintenance charges	(11,110)	(14,663)	(18,589)	(36,828)	(71,908)	(84,903)
Policy benefits and terminations	(1,989)	(10,010)	(87,408)	(18,670)	(98,659)	(49,423)
Other	(2,115)	(326)	(2,062)	(5,320)	(2,154)	(3,923)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(130,542)	60,898	(138,864)	(17,552)	(73,068)	18,320

NET INCREASE (DECREASE) IN NET ASSETS	(133,758)	91,789	(138,102)	42,861	(105,437)	188,068

NET ASSETS
Beginning of Year	203,798	112,009	283,871	241,010	846,050	657,982

End of Year	$70,040	$203,798	$145,769	$283,871	$740,613	$846,050

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Small-Cap Value		Health Sciences		Real Estate
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,304	$10,608	$—	$—	$—	$9,910
Realized gain (loss)	66,225	(14,790)	28,778	(42,289)	31,453	(18,132)
Change in net unrealized appreciation (depreciation) on investments	(65,298)	117,529	12,121	180,996	15,260	198,771

Net Increase in Net Assets Resulting from Operations	14,231	113,347	40,899	138,707	46,713	190,549

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	43,468	46,880	47,587	41,726	50,479	64,401
Transfers between variable and fixed accounts, net	(35,088)	16,308	1,793	(1,197,147)	(43,547)	(16,103)
Policy maintenance charges	(45,177)	(44,305)	(43,157)	(67,003)	(65,657)	(65,345)
Policy benefits and terminations	(13,423)	(6,909)	(8,426)	(4,724)	(25,317)	(31,532)
Other	(5,595)	(6,372)	(11,690)	403	(3,460)	(4,321)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(55,815)	5,602	(13,893)	(1,226,745)	(87,502)	(52,900)

NET INCREASE (DECREASE) IN NET ASSETS	(41,584)	118,949	27,006	(1,088,038)	(40,789)	137,649

NET ASSETS
Beginning of Year	555,517	436,568	358,357	1,446,395	773,561	635,912

End of Year	$513,933	$555,517	$385,363	$358,357	$732,772	$773,561

	Technology		Emerging Markets		International Large-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$17,512	$12,386	$56,886	$12,247
Realized gain (loss)	35,871	16,255	107,797	20,028	(3,729)	(32,634)
Change in net unrealized appreciation (depreciation) on investments	(44,661)	39,083	(284,415)	228,853	(145,836)	130,911

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,790)	55,338	(159,106)	261,267	(92,679)	110,524

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	32,010	25,911	77,247	103,186	89,251	125,797
Transfers between variable and fixed accounts, net	1,879	192,535	(128,682)	(88,693)	(216,611)	139,502
Policy maintenance charges	(24,873)	(27,290)	(73,560)	(84,189)	(79,359)	(93,429)
Policy benefits and terminations	(29,832)	(213,124)	(205,072)	(34,871)	(38,668)	(74,488)
Other	(4,695)	(3,405)	(4,121)	(13,236)	(7,689)	(8,992)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(25,511)	(25,373)	(334,188)	(117,803)	(253,076)	88,390

NET INCREASE (DECREASE) IN NET ASSETS	(34,301)	29,965	(493,294)	143,464	(345,755)	198,914

NET ASSETS
Beginning of Year	206,600	176,635	1,201,011	1,057,547	1,201,211	1,002,297

End of Year	$172,299	$206,600	$707,717	$1,201,011	$855,456	$1,201,211

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
					American Funds
	International Small-Cap		International Value		Asset Allocation
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,894	$4,034	$57,455	$29,253	$139	$—
Realized gain (loss)	1,526	(7,490)	(11,548)	(614,241)	13	(43)
Change in net unrealized appreciation (depreciation) on investments	(29,314)	39,444	(123,609)	557,963	(94)	181

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,894)	35,988	(77,702)	(27,025)	58	138

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	15,122	24,197	72,144	105,360	1,567	282
Transfers between variable and fixed accounts, net	(99,853)	16,638	(130,225)	(675,815)	4,142	2,648
Policy maintenance charges	(11,107)	(14,852)	(61,261)	(89,457)	(1,234)	(372)
Policy benefits and terminations	(454)	(8,624)	(25,075)	(102,985)	(1,427)	—
Other	(3,148)	(3,689)	(10,320)	(4,487)	84	19

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(99,440)	13,670	(154,737)	(767,384)	3,132	2,577

NET INCREASE (DECREASE) IN NET ASSETS	(106,334)	49,658	(232,439)	(794,409)	3,190	2,715

NET ASSETS
Beginning of Year	179,056	129,398	760,943	1,555,352	2,979	264

End of Year	$72,722	$179,056	$528,504	$760,943	$6,169	$2,979

	Pacific Dynamix-				Portfolio Optimization
	Conservative Growth		Pacific Dynamix - Growth		Moderate - Conservative(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$28	$21	$170	$11	$904
Realized gain (loss)	70	26	119	1,136	(308)
Change in net unrealized appreciation (depreciation) on investments	(63)	70	(533)	64	(1,646)

Net Increase (Decrease) in Net Assets Resulting from Operations	35	117	(244)	1,211	(1,050)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	231	4,563	6,278
Transfers between variable and fixed accounts, net	—	686	—	5,365	127,046
Policy maintenance charges	(249)	(198)	(611)	(440)	(13,413)
Policy benefits and terminations	—	—	—	—	—
Other	(1)	1	9,166	(9,438)	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(250)	489	8,786	50	119,910

NET INCREASE (DECREASE) IN NET ASSETS	(215)	606	8,542	1,261	118,860

NET ASSETS
Beginning of Year or Period	1,281	675	1,414	153	—

End of Year or Period	$1,066	$1,281	$9,956	$1,414	$118,860

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate(1)		Growth(1)		Aggressive-Growth(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,082		$9,485		$1,873
Realized loss	(1,357)		(6,547)		(640)
Change in net unrealized depreciation on investments	(45,034)		(72,707)		(21,912)

Net Decrease in Net Assets Resulting from Operations	(35,309)		(69,769)		(20,679)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	73,781		118,643		29,277
Transfers between variable and fixed accounts, net	1,683,336		1,865,389		417,089
Policy maintenance charges	(92,878)		(75,606)		(15,112)
Policy benefits and terminations	(12,565)		(48,288)		—
Other	2,281		(16,299)		2

Net Increase in Net Assets Derived from Policy Transactions	1,653,955		1,843,839		431,256

NET INCREASE IN NET ASSETS	1,618,646		1,774,070		410,577

NET ASSETS
Beginning of Period	—		—		—

End of Period	$1,618,646		$1,774,070		$410,577

	I		II		III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$576	$519	$—	$37	$—	$49
Realized gain (loss)	(43)	(773)	37	(63)	3,172	(189)
Change in net unrealized appreciation (depreciation) on investments	(3,289)	844	(129)	2,209	(5,711)	5,670

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,756)	590	(92)	2,183	(2,539)	5,530

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,652	3,090	—	—	3,933	3,371
Transfers between variable and fixed accounts, net	—	1,916	—	—	—	1,295
Policy maintenance charges	(604)	(591)	(360)	(344)	(984)	(880)
Policy benefits and terminations	—	—	—	—	—	—
Other	—	—	—	—	—	1

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,048	4,415	(360)	(344)	2,949	3,787

NET INCREASE (DECREASE) IN NET ASSETS	292	5,005	(452)	1,839	410	9,317

NET ASSETS
Beginning of Year	16,380	11,375	11,528	9,689	27,920	18,603

End of Year	$16,672	$16,380	$11,076	$11,528	$28,330	$27,920

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
			BlackRock Basic Value		BlackRock Global Allocation V.I.
	V		V.I. Class III		Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$38	$70	$741	$483	$4,724	$1,542
Realized gain (loss)	(57)	(91)	114	(926)	745	10,045
Change in net unrealized appreciation (depreciation) on investments	(399)	891	(711)	4,675	(14,123)	9,286

Net Increase (Decrease) in Net Assets Resulting from Operations	(418)	870	144	4,232	(8,654)	20,873

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	11,943	3,810	67,077	56,034
Transfers between variable and fixed accounts, net	—	—	37	5,668	32,331	13,477
Policy maintenance charges	(315)	(320)	(4,133)	(3,700)	(14,454)	(15,719)
Policy benefits and terminations	—	—	—	—	(5,374)	(101,701)
Other	(1)	—	517	(1)	(6,531)	(8,912)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(316)	(320)	8,364	5,777	73,049	(56,821)

NET INCREASE (DECREASE) IN NET ASSETS	(734)	550	8,508	10,009	64,395	(35,948)

NET ASSETS
Beginning of Year	10,292	9,742	36,944	26,935	147,196	183,144

End of Year	$9,558	$10,292	$45,452	$36,944	$211,591	$147,196

	Fidelity VIP Contrafund Service		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025 Service
	Class 2		Service Class 2		Class 2(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,546	$4,008	$1,819	$1,691	$19
Realized gain (loss)	(4,095)	(40,615)	242	674	(1)
Change in net unrealized appreciation (depreciation) on investments	(10,850)	99,177	(3,228)	8,793	(92)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,399)	62,570	(1,167)	11,158	(74)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	30,059	30,606	17,568	16,641	235
Transfers between variable and fixed accounts, net	8,258	103,522	—	—	987
Policy maintenance charges	(31,850)	(28,208)	(15,719)	(15,264)	(149)
Policy benefits and terminations	(5,970)	(6,366)	—	(2,000)	—
Other	(3,871)	(1,906)	—	(1)	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,374)	97,648	1,849	(624)	1,072

NET INCREASE (DECREASE) IN NET ASSETS	(14,773)	160,218	682	10,534	998

NET ASSETS
Beginning of Year or Period	437,945	277,727	89,975	79,441	—

End of Year or Period	$423,172	$437,945	$90,657	$89,975	$998

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$269	$259	$13	$3	$57	$259
Realized gain (loss)	45	295	169	(609)	(459)	(8,422)
Change in net unrealized appreciation (depreciation) on investments	(693)	1,326	(144)	2,869	(26,594)	57,525

Net Increase (Decrease) in Net Assets Resulting from Operations	(379)	1,880	38	2,263	(26,996)	49,362

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	468	2,868	669	1,734	19,526	20,307
Transfers between variable and fixed accounts, net	—	—	(228)	(3,381)	15,737	41,963
Policy maintenance charges	(1,821)	(1,691)	(1,661)	(1,725)	(13,176)	(12,224)
Policy benefits and terminations	—	—	—	—	(1,090)	(1,216)
Other	—	—	(27)	63	(2,851)	(336)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,353)	1,177	(1,247)	(3,309)	18,146	48,494

NET INCREASE (DECREASE) IN NET ASSETS	(1,732)	3,057	(1,209)	(1,046)	(8,850)	97,856

NET ASSETS
Beginning of Year	15,580	12,523	10,689	11,735	238,712	140,856

End of Year	$13,848	$15,580	$9,480	$10,689	$229,862	$238,712

	Fidelity VIP Value Strategies		Templeton Global Bond		GE Investments
	Service Class 2		Securities Class 2(1)		Total Return Class 3(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$204	$58	$2,222	$—	$24	$11
Realized gain (loss)	(121)	(193)	(2,635)	3	8	11
Change in net unrealized appreciation (depreciation) on investments	(2,662)	4,358	(373)	455	(106)	102

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,579)	4,223	(786)	458	(74)	124

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,713	8,280	39,793	140	1,011	—
Transfers between variable and fixed accounts, net	6,776	5,366	33,663	32,674	—	950
Policy maintenance charges	(2,847)	(2,333)	(2,161)	(260)	(329)	(157)
Policy benefits and terminations	—	(1,057)	(3,817)	—	—	—
Other	—	(1)	(16,018)	—	1	—

Net Increase in Net Assets Derived from Policy Transactions	5,642	10,255	51,460	32,554	683	793
NET INCREASE IN NET ASSETS	3,063	14,478	50,674	33,012	609	917

NET ASSETS
Beginning of Year or Period	21,751	7,273	33,012	—	917	—

End of Year or Period	$24,814	$21,751	$83,686	$33,012	$1,526	$917

(1)	Operations commenced on July 7, 2010.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Overseas		Enterprise		Lazard Retirement
	Service Class		Service Class		U.S. Strategic Equity Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$729	$880	$—	$—	$11	$2
Realized gain (loss)	558	(11,813)	(4)	(1,726)	(20)	2
Change in net unrealized appreciation (depreciation) on investments	(75,752)	50,334	(542)	8,767	1	55

Net Increase (Decrease) in Net Assets Resulting from Operations	(74,465)	39,401	(546)	7,041	(8)	59

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	12,953	10,452	67	442	904	597
Transfers between variable and fixed accounts, net	24,850	60,939	—	—	353	—
Policy maintenance charges	(7,713)	(6,507)	(894)	(955)	(537)	(467)
Policy benefits and terminations	—	—	—	(5,721)	—	—
Other	283	(1,236)	—	1	(1)	1

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	30,373	63,648	(827)	(6,233)	719	131

NET INCREASE (DECREASE) IN NET ASSETS	(44,092)	103,049	(1,373)	808	711	190

NET ASSETS
Beginning of Year	217,667	114,618	34,324	33,516	389	199

End of Year	$173,575	$217,667	$32,951	$34,324	$1,100	$389

	Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable		Lord Abbett
	Aggressive Growth - Class II (1)		Mid Cap Core - Class II		Fundamental Equity Class VC(2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$4
Realized gain (loss)	(216)	66	(24)	3	56
Change in net unrealized appreciation (depreciation) on investments	133	556	(176)	795	(284)

Net Increase (Decrease) in Net Assets Resulting from Operations	(83)	622	(200)	798	(224)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	13,344	—	866	733	188
Transfers between variable and fixed accounts, net	3,412	3,849	—	2	1,928
Policy maintenance charges	(3,072)	(731)	(490)	(559)	(49)
Policy benefits and terminations	—	—	—	—	—
Other	(3,889)	1	—	(1)	—

Net Increase in Net Assets Derived from Policy Transactions	9,795	3,119	376	175	2,067

NET INCREASE IN NET ASSETS	9,712	3,741	176	973	1,843

NET ASSETS
Beginning of Year or Period	3,741	—	4,404	3,431	—

End of Year or Period	$13,453	$3,741	$4,580	$4,404	$1,843

(1)	Operations commenced on September 14, 2010.

(2)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	MFS New Discovery Series		MFS Utilities Series		PIMCO Global
	Service Class		Service Class		Multi-Asset - Advisor Class(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$6,015	$4,283	$—
Realized gain (loss)	1,210	213	(2,114)	(2,836)	(529)
Change in net unrealized appreciation (depreciation) on investments	(3,558)	4,397	7,811	20,266	411

Net Increase (Decrease) in Net Assets Derived from from Operations	(2,348)	4,610	11,712	21,713	(118)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,640	523	6,084	13,098	57,739
Transfers between variable and fixed accounts, net	8,363	(420)	17,884	19,670	36,375
Policy maintenance charges	(2,662)	(1,300)	(9,416)	(7,559)	(572)
Policy benefits and terminations	(123)	(161)	(181)	(427)	—
Other	(3,772)	2	1	(1)	(15,887)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	19,446	(1,356)	14,372	24,781	77,655

NET INCREASE IN NET ASSETS	17,098	3,254	26,084	46,494	77,537

NET ASSETS
Beginning of Year or Period	17,573	14,319	177,687	131,193	—

End of Year or Period	$34,671	$17,573	$203,771	$177,687	$77,537

	Royce Micro-Cap		T. Rowe Price		T. Rowe Price
	Service Class(1)		Blue Chip Growth - II		Equity Income - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$53		$—	$—	$2,883	$2,623
Realized gain (loss)	(9)		(478)	(1,858)	18	(4,226)
Change in net unrealized appreciation (depreciation) on investments	(429)		2,038	20,316	(3,955)	25,639

Net Increase (Decrease) in Net Assets Derived from from Operations	(385)		1,560	18,458	(1,054)	24,036

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	235		22,507	12,430	13,929	6,299
Transfers between variable and fixed accounts, net	2,179		8,324	(769)	(1,578)	91,614
Policy maintenance charges	(65)		(11,074)	(10,052)	(10,979)	(10,026)
Policy benefits and terminations	—		(2,639)	—	(5,066)	(785)
Other	1		(3,862)	(2,787)	17	77

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,350		13,256	(1,178)	(3,677)	87,179

NET INCREASE (DECREASE) IN NET ASSETS	1,965		14,816	17,280	(4,731)	111,215

NET ASSETS
Beginning of Year or Period	—		137,289	120,009	193,620	82,405

End of Year or Period	$1,965		$152,105	$137,289	$188,889	$193,620

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
	Van Eck VIP
	Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,587	$968
Realized loss	(1,151)	(6,934)
Change in net unrealized appreciation (depreciation) on investments	(71,707)	94,305

Net Increase (Decrease) in Net Assets Derived from from Operations	(68,271)	88,339

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	49,633	50,783
Transfers between variable and fixed accounts, net	14,702	55,746
Policy maintenance charges	(42,303)	(40,314)
Policy benefits and terminations	(16,336)	—
Other	(5,454)	(10,796)

Net Increase in Net Assets Derived from Policy Transactions	242	55,419

NET INCREASE (DECREASE) IN NET ASSETS	(68,029)	143,758

NET ASSETS
Beginning of Year	407,100	263,342

End of Year	$339,071	$407,100

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Cash Management
2011	$12.72	60,228	$765,948	0.00%	0.00%	0.00%
2010(5)	12.72	94,296	1,199,210	0.00%	0.00%	(0.05%)
2009	12.72	143,190	1,821,978	0.00%	0.23%	0.17%
2008	12.70	109,491	1,390,815	0.00%	2.30%	2.36%
2007	12.41	81,086	1,006,243	0.00%	4.85%	4.99%

Diversified Bond
2011	$12.82	8,303	$106,450	0.00%	14.38%	5.94%
2010	12.10	26,087	315,700	0.00%	3.13%	8.04%
2009	11.20	20,242	226,732	0.00%	3.68%	14.13%
2008	9.81	21,181	207,863	0.00%	4.40%	(7.80%)
2007	10.64	13,026	138,654	0.00%	4.99%	1.32%

Floating Rate Loan
2011	$9.49	1,721	$16,323	0.00%	15.43%	2.50%
2010	9.25	7,230	66,908	0.00%	4.68%	7.27%
2009	8.63	7,672	66,183	0.00%	4.78%	24.31%
2008	6.94	6,810	47,256	0.00%	7.11%	(29.28%)
05/04/2007-12/31/2007	9.81	5,003	49,090	0.00%	6.30%	(1.89%)

High Yield Bond
2011	$18.39	25,178	$463,087	0.00%	10.95%	3.42%
2010	17.79	33,425	594,475	0.00%	8.02%	14.52%
2009	15.53	31,709	492,437	0.00%	7.81%	39.87%
2008	11.10	30,679	340,625	0.00%	8.35%	(22.20%)
2007	14.27	30,794	439,461	0.00%	7.62%	2.44%

Inflation Managed
2011	$22.00	43,433	$955,462	0.00%	5.52%	11.85%
2010	19.67	60,821	1,196,208	0.00%	1.98%	8.78%
2009	18.08	62,410	1,128,402	0.00%	4.15%	20.80%
2008	14.97	63,457	949,780	0.00%	2.83%	(9.34%)
2007	16.51	56,496	932,715	0.00%	4.28%	10.14%

Managed Bond
2011	$21.56	75,391	$1,625,401	0.00%	5.39%	3.84%
2010	20.76	96,582	2,005,246	0.00%	3.56%	8.96%
2009	19.05	80,437	1,532,701	0.00%	6.66%	21.01%
2008	15.75	92,481	1,456,258	0.00%	4.50%	(1.71%)
2007	16.02	93,005	1,489,953	0.00%	4.45%	8.53%

Short Duration Bond
2011	$12.16	30,350	$369,051	0.00%	3.12%	0.87%
2010	12.05	38,128	459,623	0.00%	1.47%	3.40%
2009	11.66	40,837	476,083	0.00%	3.03%	8.66%
2008	10.73	48,726	522,788	0.00%	3.81%	(5.09%)
2007	11.31	44,980	508,497	0.00%	4.53%	4.47%

American Funds Growth
2011	$12.66	34,610	$438,074	0.00%	0.20%	(4.66%)
2010(5)	13.28	42,722	567,159	0.00%	0.00%	18.26%
2009	11.23	33,576	376,914	0.00%	0.13%	38.86%
2008	8.08	34,210	276,553	0.00%	0.73%	(44.19%)
2007	14.48	18,573	269,006	0.00%	0.50%	11.93%

American Funds Growth-Income
2011	$11.48	26,575	$305,181	0.00%	0.73%	(2.24%)
2010(5)	11.75	48,299	567,343	0.00%	0.00%	11.03%
2009	10.58	48,728	515,545	0.00%	1.30%	30.74%
2008	8.09	44,237	357,991	0.00%	1.51%	(38.08%)
2007	13.07	36,082	471,564	0.00%	1.33%	4.66%

Comstock
2011	$11.27	29,049	$327,329	0.00%	7.78%	(2.11%)
2010	11.51	48,968	563,646	0.00%	1.30%	15.42%
2009	9.97	47,503	473,737	0.00%	1.31%	28.68%
2008	7.75	54,466	422,126	0.00%	2.15%	(36.79%)
2007	12.26	47,965	588,126	0.00%	1.40%	(3.01%)

Dividend Growth
2011	$12.71	19,599	$249,171	0.00%	2.95%	3.27%
2010	12.31	28,107	346,024	0.00%	0.94%	10.77%
2009	11.11	28,369	315,289	0.00%	1.79%	32.40%
2008	8.39	29,649	248,878	0.00%	1.19%	(39.07%)
2007	13.78	26,203	360,974	0.00%	0.74%	1.19%

Equity Index
2011	$10.50	112,336	$1,180,023	0.00%	2.75%	1.82%
2010	10.32	135,820	1,401,161	0.00%	2.16%	14.81%
2009	8.99	134,155	1,205,500	0.00%	1.72%	26.36%
2008	7.11	134,873	959,110	0.00%	2.00%	(37.35%)
2007	11.35	127,748	1,450,049	0.00%	1.87%	5.23%

See Notes to Financial Statements	See explanation of references on Page SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Focused 30
2011	$17.24	11,467	$197,692	0.00%	0.00%	(9.70)%
2010	19.09	11,907	227,317	0.00%	0.00%	10.35%
2009	17.30	14,345	248,196	0.00%	0.00%	50.43%
2008	11.50	13,974	160,717	0.00%	0.04%	(50.14)%
2007	23.07	11,721	270,372	0.00%	0.40%	31.84%

Growth LT
2011	$6.84	55,787	$381,627	0.00%	0.94%	(6.06)%
2010	7.28	82,296	599,289	0.00%	1.10%	11.24%
2009	6.55	86,664	567,331	0.00%	1.06%	37.28%
2008	4.77	86,675	413,309	0.00%	0.55%	(40.95)%
2007	8.08	75,327	608,313	0.00%	0.44%	15.63%

Large-Cap Growth
2011	$8.13	73,960	$601,336	0.00%	0.00%	1.07%
2010	8.04	91,936	739,597	0.00%	0.00%	14.53%
2009	7.02	225,607	1,584,733	0.00%	0.06%	40.50%
2008	5.00	234,734	1,173,562	0.00%	0.00%	(50.47)%
2007	10.09	224,870	2,270,063	0.00%	0.00%	21.63%

Large-Cap Value
2011	$12.90	73,112	$943,349	0.00%	6.79%	4.72%
2010	12.32	101,498	1,250,605	0.00%	1.02%	9.08%
2009	11.30	195,415	2,207,373	0.00%	2.12%	23.13%
2008	9.17	188,843	1,732,414	0.00%	1.84%	(34.80)%
2007	14.07	178,620	2,513,089	0.00%	1.26%	3.54%

Long/Short Large-Cap
2011	$9.20	3,645	$33,551	0.00%	3.55%	(2.60)%
2010	9.45	20,724	195,839	0.00%	0.87%	12.22%
2009	8.42	19,105	160,869	0.00%	0.94%	27.56%
05/02/2008 - 12/31/2008	6.60	11,175	73,767	0.00%	1.08%	(35.04)%

Main Street Core
2011	$10.57	88,025	$930,384	0.00%	1.12%	0.48%
2010	10.52	116,302	1,223,437	0.00%	1.01%	16.14%
2009	9.06	93,379	845,776	0.00%	1.55%	29.36%
2008	7.00	99,397	695,968	0.00%	1.49%	(38.87)%
2007	11.45	90,329	1,034,629	0.00%	1.23%	4.40%

Mid-Cap Equity
2011	$20.44	45,324	$926,410	0.00%	0.79%	(5.40)%
2010	21.61	60,714	1,311,741	0.00%	0.99%	23.49%
2009	17.50	66,029	1,155,183	0.00%	1.15%	39.65%
2008	12.53	76,504	958,401	0.00%	1.65%	(39.00)%
2007	20.54	69,388	1,424,978	0.00%	0.52%	(2.15)%

Mid-Cap Growth
2011	$12.15	32,636	$396,385	0.00%	0.00%	(7.81)%
2010	13.17	43,428	572,127	0.00%	0.09%	33.32%
2009	9.88	152,061	1,502,664	0.00%	0.36%	59.33%
2008	6.20	149,415	926,712	0.00%	0.12%	(48.36)%
2007	12.01	151,580	1,820,545	0.00%	0.76%	22.92%

Mid-Cap Value
2011	$16.66	957	$15,949	0.00%	6.85%	(5.69)%
2010	17.67	7,635	134,888	0.00%	1.10%	21.20%
05/01/2009 - 12/31/2009	14.58	7,573	110,391	0.00%	1.00%	32.36%

Small-Cap Equity
2011	$15.96	4,389	$70,040	0.00%	3.54%	(3.38)%
2010	16.52	12,340	203,798	0.00%	0.83%	20.11%
2009	13.75	8,146	112,009	0.00%	0.85%	30.22%
2008	10.56	6,775	71,536	0.00%	0.66%	(26.11)%
2007	14.29	2,625	37,507	0.00%	0.27%	6.04%

Small-Cap Growth
2011	$9.76	14,939	$145,769	0.00%	0.00%	(3.10)%
2010	10.07	28,192	283,871	0.00%	0.00%	26.01%
2009	7.99	30,161	241,010	0.00%	0.00%	47.44%
2008	5.42	29,129	157,868	0.00%	0.00%	(47.11)%
2007	10.25	20,842	213,578	0.00%	0.00%	15.10%

Small-Cap Index
2011	$16.69	44,373	$740,613	0.00%	0.61%	(4.51)%
2010	17.48	48,404	846,050	0.00%	0.92%	26.42%
2009	13.83	47,590	657,982	0.00%	1.10%	28.19)%
2008	10.79	56,553	609,958	0.00%	2.01%	(35.03)%
2007	16.60	61,433	1,019,838	0.00%	1.29%	(2.02)%

Small-Cap Value
2011	$25.94	19,810	$513,933	0.00%	2.42%	2.31%
2010	25.36	21,906	555,517	0.00%	2.20%	25.34%
2009	20.23	21,577	436,568	0.00%	2.60%	27.18%
2008	15.91	20,353	323,793	0.00%	2.51%	(28.23)%
2007	22.16	21,026	466,042	0.00%	2.12%	3.14%

See Notes to Financial Statements	See explanation of references on Page SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Health Sciences
2011	$19.47	19,793	$385,363	0.00%	0.00%	11.94%
2010	17.39	20,604	358,357	0.00%	0.00%	23.34%
2009	14.10	102,572	1,446,395	0.00%	0.12%	27.23%
2008	11.08	106,666	1,182,256	0.00%	1.23%	(28.16)%
2007	15.43	110,774	1,709,093	0.00%	0.00%	16.47%

Real Estate
2011	$31.75	23,079	$732,772	0.00%	0.00%	6.12%
2010	29.92	25,856	773,561	0.00%	1.41%	30.54%
2009	22.92	27,747	635,912	0.00%	2.18%	32.27%
2011	17.33	27,216	471,553	0.00%	3.78%	(39.99)%
2007	28.87	25,666	741,004	0.00%	0.57%	(16.16)%

Technology
2011	$8.04	21,429	$172,299	0.00%	0.00%	(4.90)%
2010	8.45	24,436	206,600	0.00%	0.00%	21.50%
2009	6.96	25,384	176,635	0.00%	0.00%	52.57%
2008	4.56	26,008	118,618	0.00%	0.10%	(51.64)%
2007	9.43	24,493	230,982	0.00%	0.05%	23.03%

Emerging Markets
2011	$38.77	18,254	$707,717	0.00%	1.90%	(17.97)%
2010	47.26	25,412	1,201,011	0.00%	1.16%	27.02%
2009	37.21	28,423	1,057,547	0.00%	0.94%	84.79%
2008	20.13	28,796	579,795	0.00%	1.68%	(47.68)%
2007	38.49	24,981	961,431	0.00%	0.74%	33.09%

International Large-Cap
2011	$12.86	66,538	$855,456	0.00%	5.30%	(10.12)%
2010	14.30	83,979	1,201,211	0.00%	1.19%	10.38%
2009	12.96	77,344	1,002,297	0.00%	1.54%	33.61%
2008	9.70	88,042	853,923	0.00%	2.27%	(35.35)%
2007	15.00	80,303	1,204,779	0.00%	1.59%	9.26%

International Small-Cap
2011	$7.91	9,193	$72,722	0.00%	16.57%	(12.27)%
2010	9.02	19,858	179,056	0.00%	2.65%	24.86%
2009	7.22	17,918	129,398	0.00%	1.53%	30.28%
2008	5.54	14,750	81,764	0.00%	2.74%	(47.84)%
2007	10.63	6,928	73,627	0.00%	1.27%	4.73%

International Value
2011	$8.46	62,452	$528,504	0.00%	8.61%	(12.90)%
2010	9.72	78,315	760,943	0.00%	2.42%	2.59%
2009	9.47	164,212	1,555,352	0.00%	2.32%	28.00%
2008	7.40	169,416	1,253,595	0.00%	3.08%	(47.78)%
2007	14.17	149,065	2,112,392	0.00%	2.92%	6.24%

American Funds Asset Allocation
2011	$14.68	420	$6,169	0.00%	3.74%	0.93%
2010	14.54	205	2,979	0.00%	0.00%	12.04%
09/04/2009-12/31/2009	12.98	20	264	0.00%	8.23%	8.21%

Pacific Dynamix - Conservative Growth
2011	$12.97	82	$1,066	0.00%	2.35%	2.92%
2010	12.60	102	1,281	0.00%	1.86%	10.28%
09/04/2009 - 12/31/2009	11.43	59	675	0.00%	5.19%	4.74%

Pacific Dynamix - Growth
2011	$13.89	717	$9,956	0.00%	3.01%	(1.85)%
2010	14.15	100	1,414	0.00%	0.28%	13.82)%
10/12/2009 - 12/31/2009	12.43	12	153	0.00%	2.53%	2.29%

Portfolio Optimization Moderate Conservative (6)
06/24/2011 - 12/31/2011	$9.67	12,285	$118,860	0.00%	1.45%	(0.75)%

Portfolio Optimization Moderate (6)
05/03/2011 - 12/31/2011	$9.40	172,205	$1,618,646	0.00%	1.34%	(5.69)%

Portfolio Optimization Growth (6)
05/05/2011 - 12/31/2011	$9.14	194,090	$1,774,070	0.00%	1.03%	(6.83)%

Portfolio Optimization Aggressive - Growth (6)
06/24/2011 - 12/31/2011	$8.86	46,331	$410,577	0.00%	0.91%	(5.32)%

I
2011	$8.21	2,030	$16,672	0.00%	3.19%	(13.56)%
2010	9.50	1,724	16,380	0.00%	3.64%	4.61%
2009	9.08	1,253	11,375	0.00%	2.67%	25.28%
04/28/2008 - 12/31/2008	7.25	868	6,292	0.00%	9.55%	(36.65)%

II
2011	$14.68	754	$11,076	0.00%	0.00%	(0.80)%
2010	14.80	779	11,528	0.00%	0.36%	23.06%
2009	12.03	806	9,689	0.00%	0.65%	37.40%
2008	8.75	897	7,852	0.00%	0.02%	(48.97)%
2007	17.15	866	14,857	0.00%	0.39%	22.43%

III
2011	$17.15	1,652	$28,330	0.00%	0.00%	(7.22)%
2010	18.48	1,510	27,920	0.00%	0.22%	27.00%
2009	14.55	1,278	18,603	0.00%	0.05%	48.61%
2008	9.79	1,075	10,533	0.00%	0.00%	(42.03)%
2007	16.89	520	8,780	0.00%	0.00%	11.92%

See Notes to Financial Statements	See explanation of references on Page SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

V
2011	$12.67	754	$9,558	0.00%	0.38%	(4.11)%
2010	13.21	779	10,292	0.00%	0.73%	9.27%
2009	12.09	806	9,742	0.00%	0.82%	24.58%
2008	9.71	900	8,733	0.00%	0.05%	(34.48)%
2007	14.81	866	12,831	0.00%	0.64%	5.44%

BlackRock Basic Value V.I. Class III
2011	$10.40	4,369	$45,452	0.00%	1.77%	(2.78)%
2010	10.70	3,453	36,944	0.00%	1.46%	12.51%
2009	9.51	2,832	26,935	0.00%	2.08%	30.87%
2008	7.27	2,413	17,536	0.00%	3.39%	(36.91)%
2007	11.52	874	10,069	0.00%	2.26%	1.53%

BlackRock Global Allocation V.I. Class III
2011	$14.25	14,852	$211,591	0.00%	2.74%	(3.64)%
2010	14.78	9,956	147,196	0.00%	0.76%	9.76%
2009	13.47	13,597	183,144	0.00%	2.21%	20.92%
2008	11.14	9,692	107,968	0.00%	3.64%	(19.67)%
2007	13.87	3,069	42,559	0.00%	3.44%	16.75%

Fidelity VIP Contrafund Service Class 2
2011	$12.61	33,565	$423,172	0.00%	0.82%	(2.78)%
2010	12.97	33,770	437,945	0.00%	1.17%	16.93%
2009	11.09	25,040	277,727	0.00%	1.19%	35.47%
2008	8.19	24,889	203,775	0.00%	0.80%	(42.69)%
2007	14.29	21,435	306,229	0.00%	0.85%	17.30%

Fidelity VIP Freedom 2020 Service Class 2
2011	$9.58	9,459	$90,657	0.00%	1.99%	(1.24)%
2010	9.70	9,272	89,975	0.00%	2.05%	14.33%
2009	8.49	9,359	79,441	0.00%	3.22%	28.55%
12/01/2008 - 12/31/2008	6.60	10,569	69,786	0.00%	See Note (7)	9.93%

Fidelity VIP Freedom 2025 Service Class 2 (6)
07/25/2011 - 12/31/2011	$9.42	106	$998	0.00%	4.62%	(7.82)%

Fidelity VIP Freedom 2030 Service Class 2
2011	$8.91	1,554	$13,848	0.00%	1.81%	(2.83)%
2010	9.17	1,699	15,580	0.00%	2.04%	15.89%
2009	7.91	1,582	12,523	0.00%	2.32%	31.18%
11/06/2008 - 12/31/2008	6.03	860	5,189	0.00%	See Note (7)	0.31%

Fidelity VIP Growth Service Class 2
2011	$11.10	854	$9,480	0.00%	0.12%	(0.03)%
2010	11.10	963	10,689	0.00%	0.03%	23.86%
2009	8.96	1,309	11,735	0.00%	0.18%	27.96%
2008	7.00	1,528	10,700	0.00%	0.73%	(47.31)%
2007	13.29	1,216	16,166	0.00%	0.26%	26.66%

Fidelity VIP Mid Cap Service Class 2
2011	$12.48	18,413	$229,862	0.00%	0.02%	(10.85)%
2010	14.00	17,047	238,712	0.00%	0.14%	28.57%
2009	10.89	12,932	140,856	0.00%	0.47%	39.75%
2008	7.79	12,120	94,459	0.00%	0.25%	(39.61)%
2007	12.90	10,519	135,747	0.00%	0.57%	15.34%

Fidelity VIP Value Strategies Service Class 2
2011	$10.37	2,393	$24,814	0.00%	0.81%	(9.04)%
2010	11.40	1,908	21,751	0.00%	0.44%	26.34%
2009	9.02	806	7,273	0.00%	0.37%	57.15%
2008	5.74	755	4,332	0.00%	0.69%	(51.28)%
2007	11.79	539	6,356	0.00%	0.47%	5.44%

Templeton Global Bond Securities Class 2
2011	$10.41	8,040	$83,686	0.00%	5.25%	(0.87)%
07/07/2010 - 12/31/2010	10.50	3,144	33,012	0.00%	0.00%	8.94%

GE Investments Total Return Class 3
2011	$10.27	149	$1,526	0.00%	1.83%	(3.10)%
07/07/2010 - 12/31/2010	10.59	87	917	0.00%	2.25%	14.03%

Overseas Service Class
2011	$8.66	20,044	$173,575	0.00%	0.37%	(32.34)%
2010	12.80	17,007	217,667	0.00%	0.56%	25.02%
2009	10.24	11,196	114,618	0.00%	0.42%	79.07%
2008	5.72	11,681	66,782	0.00%	1.13%	(52.23)%
05/02/2007 - 12/31/2007	11.97	5,213	62,382	0.00%	0.71%	17.82%

Enterprise Service Class
2011	$11.09	2,972	$32,951	0.00%	0.00%	(1.65)%
2010	11.27	3,044	34,324	0.00%	0.00%	25.52%
2009	8.98	3,731	33,516	0.00%	0.00%	44.44%
2008	6.22	3,642	22,647	0.00%	0.10%	(43.86)%
08/27/2007 - 12/31/2007	11.08	304	3,371	0.00%	0.09%	8.65%

Lazard Retirement U.S. Strategic Equity Service Class
2011	$8.92	123	$1,100	0.00%	1.30%	1.96%
2010	8.75	44	389	0.00%	0.85%	12.85%
12/21/2009 - 12/31/2009	7.75	26	199	0.00%	See Note (8)	(0.09)%

See Notes to Financial Statements	See explanation of references on Page SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Legg Mason ClearBridge Variable Aggressive Growth-Class II
2011	$9.87	1,363	$13,453	0.00%	0.00%	2.16%
09/14/2010 - 12/31/2010	9.66	387	3,741	0.00%	0.00%	17.48%

Legg Mason ClearBridge Variable Mid Cap Core-Class II
2011	$10.03	457	$4,580	0.00%	0.00%	(4.14%)
2010	10.46	421	4,404	0.00%	0.00%	22.06%
2009	8.57	400	3,431	0.00%	0.13%	35.81%
06/23/2008 - 12/31/2008	6.31	372	2,349	0.00%	0.00%	(34.32)%

Lord Abbett Fundamental Equity Class VC (6)
07/05/2011 - 12/31/2011	$10.18	181	$1,843	0.00%	0.43%	(10.66)%

MFS New Discovery Series Service Class
2011	$11.42	3,035	$34,671	0.00%	0.00%	(10.49)%
2010	12.76	1,377	17,573	0.00%	0.00%	35.94%
2009	9.39	1,525	14,319	0.00%	0.00%	62.92%
07/17/2008 - 12/31/2008	5.76	514	2,964	0.00%	0.00%	(33.97)%

MFS Utilities Series Service Class
2011	$11.12	18,317	$203,771	0.00%	3.12%	6.51%
2010	10.45	17,011	177,687	0.00%	2.83%	13.51%
2009	9.20	14,257	131,193	0.00%	4.64%	32.87%
2008	6.93	15,280	105,828	0.00%	1.30%	(37.81)%
05/02/2007 - 12/31/2007	11.14	6,606	73,564	0.00%	0.00%	10.21%

PIMCO Global Multi-Asset-Advisor Class (6)
09/26/2011 - 12/31/2011	$9.15	8,475	$77,537	0.00%	0.00%	0.63%

Royce Micro Cap Service Class (6)
07/05/2011 - 12/31/2011	$10.17	193	$1,965	0.00%	5.32%	(16.06)%

T. Rowe Price Blue Chip Growth-II
2011	$11.66	13,044	$152,105	0.00%	0.00%	1.36%
2010	11.50	11,934	137,289	0.00%	0.00%	16.00%
2009	9.92	12,101	120,009	0.00%	0.00%	41.79%
2008	6.99	10,376	72,577	0.00%	0.13%	(42.65)%
2007	12.20	5,577	68,021	0.00%	0.12%	12.49%

T. Rowe Price Equity Income-II
2011	$11.01	17,150	$188,889	0.00%	1.50%	(1.02)%
2010	11.13	17,400	193,620	0.00%	1.95%	14.74%
2009	9.70	8,497	82,405	0.00%	1.76%	25.25%
2008	7.74	8,070	62,485	0.00%	1.98%	(36.26)%
2007	12.15	8,291	100,720	0.00%	1.84%	3.03%

Van Eck VIP Global Hard Assets Initial Class
2011	$20.07	16,893	$339,071	0.00%	1.16%	(16.45)%
2010	24.02	16,946	407,100	0.00%	0.32%	29.23%
2009	18.59	14,166	263,342	0.00%	0.25%	57.54%
2008	11.80	12,941	152,706	0.00%	0.25%	(46.12)%
2007	21.90	8,326	182,364	0.00%	0.07%	45.36%

(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invest in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the four Portfolio Optimization Variable Accounts (Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1 in Notes to Financial Statements).

(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 on certain variable accounts may be higher than prior years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios of Pacific Select Fund in which the variable accounts invest. Such distributions have no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invest.

(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)	Investment income ratio represents less than 0.005%.

(6)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).

(7)	Subsequent to its commencement of operations on December 1, 2008, the Fidelity VIP Freedom 2020 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 42.33%. Prior to annualization, the ratio was 3.59%. Subsequent to its commencement of operations on November 6, 2008, the Fidelity VIP Freedom 2030 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 27.29%. Prior to annualization, the ratio was 4.18%.

(8)	Subsequent to its commencement of operations on December 21, 2009, the Lazard Retirement U.S. Strategic Equity Service Class Variable Account received its annual investment income distribution. The annualized investment income ratio was 19.70%. Prior to annualization, the ratio was 0.54%.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2011 is comprised of seventy-three subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, an affiliated mutual fund (See Note 3), M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). Sixty-seven of the seventy-three Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure. The remaining six Variable Accounts (Inflation Protected, Pacific Dynamix—Moderate Growth, Portfolio Optimization Conservative, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, and Fidelity VIP Freedom 2015 Service Class 2) had no investments as of December 31, 2011 and therefore are not presented in the Schedule of Investments.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) seven new Variable Accounts during 2011: the Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, and PIMCO Global Multi-Asset—Advisor Class Variable Accounts. The following eight Variable Accounts commenced operations during 2011 (The Fidelity VIP Freedom 2025 Service Class 2, Lord Abbett Fundamental Equity Class VC, and Royce Micro-Cap Service Class were organized prior to January 1, 2011):

Commenced
Variable Accounts	Operations on

Portfolio Optimization Moderate-Conservative	June 24, 2011
Portfolio Optimization Moderate	May 3, 2011
Portfolio Optimization Growth	May 5, 2011
Portfolio Optimization Aggressive-Growth	June 24, 2011
Fidelity VIP Freedom 2025 Service Class 2	July 25, 2011
Lord Abbett Fundamental Equity Class VC	July 5, 2011
PIMCO Global Multi-Asset - Advisor Class	September 26, 2011
Royce Micro-Cap Service Class	July 5, 2011
     Shortly after the commencement of operations of the Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts (the “Portfolio Optimization Variable Accounts”), significant transfers of units occurred from many of the non-Portfolio Optimization Variable Accounts into the Portfolio Optimization Variable Accounts. These transfers of units are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     The net assets of the Pacific Select Fund’s Equity and Multi-Strategy Portfolios, the underlying portfolios for the Equity and Multi-Strategy Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Main Street Core and Managed Bond Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Main Street Core and Managed Bond Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on October 29, 2010. In connection with the Reorganization, a total of 16,013 outstanding accumulation units (valued at $112,296) of the Equity Variable Account were exchanged for 11,259 accumulation units with equal value of the Main Street Core Variable Account, and a total of 33,735 outstanding accumulation units (valued at $340,483) of the Multi-Strategy Variable Account were exchanged for 18,776 accumulation units (valued at $187,266) of the Main Street Core Variable Account and 7,218 accumulation units (valued at $153,217) of the Managed Bond Variable Account. Transfers of units related to the Reorganization are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The investments of the Separate Account are carried at fair value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Accounts for their share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated and therefore, PL&A will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and charges for optional benefits provided by rider and any other fees and charges are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.
     In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”), an affiliated mutual fund. Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2011, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.00% to 0.96% which are based on an annual percentage of average daily net assets of each of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2011, were as follows:

Variable Accounts	Purchases	Sales

Cash Management	$486,230	$919,487
Diversified Bond	65,486	256,591
Floating Rate Loan	19,244	64,467
High Yield Bond	120,528	214,168
Inflation Managed	235,456	482,724
Managed Bond	322,464	605,071
Short Duration Bond	64,601	145,959
American Funds Growth	39,822	148,255
American Funds Growth-Income	44,994	299,881
Comstock	71,896	264,437
Dividend Growth	51,290	131,953
Equity Index	188,342	396,767
Focused 30	25,675	33,537
Growth LT	64,337	234,168
Large-Cap Growth	129,764	189,381
Large-Cap Value	153,825	434,081
Long/Short Large-Cap	38,025	175,534
Main Street Core	152,047	351,324
Mid-Cap Equity	267,727	414,324
Mid-Cap Growth	111,041	226,982

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales

Mid-Cap Value	$43,423	$133,728
Small-Cap Equity	51,546	145,654
Small-Cap Growth	72,659	184,811
Small-Cap Index	86,387	154,630
Small-Cap Value	144,042	107,784
Health Sciences	88,489	74,426
Real Estate	62,306	120,473
Technology	72,595	64,162
Emerging Markets	109,249	425,911
International Large-Cap	117,569	313,758
International Small-Cap	39,251	117,797
International Value	105,813	203,094
American Funds Asset Allocation	4,433	1,119
Pacific Dynamix - Conservative Growth	89	249
Pacific Dynamix - Growth	9,555	449
Portfolio Optimization Moderate-Conservative (1)	135,801	14,987
Portfolio Optimization Moderate (1)	1,744,842	79,806
Portfolio Optimization Growth (1)	1,974,586	121,262
Portfolio Optimization Aggressive-Growth (1)	442,842	9,713
I	4,229	604
II	—	360
III	7,168	984
V	38	315
BlackRock Basic Value V.I. Class III	18,850	9,744
BlackRock Global Allocation V.I. Class III	160,367	77,592
Fidelity VIP Contrafund Service Class 2	38,362	38,189
Fidelity VIP Freedom 2020 Service Class 2	13,525	9,510
Fidelity VIP Freedom 2025 Service Class 2 (1)	1,147	52
Fidelity VIP Freedom 2030 Service Class 2	779	1,821
Fidelity VIP Growth Service Class 2	633	1,832
Fidelity VIP Mid Cap Service Class 2	33,944	15,295
Fidelity VIP Value Strategies Service Class 2	8,284	2,438
Templeton Global Bond Securities Class 2	118,236	64,295
GE Investments Total Return Class 3	1,035	329
Overseas Service Class	41,483	8,462
Enterprise Service Class	67	894
Lazard Retirement U.S. Strategic Equity Service Class	1,265	534
Legg Mason ClearBridge Variable Aggressive Growth - Class II	26,837	17,042
Legg Mason ClearBridge Variable Mid Cap Core - Class II	752	376
Lord Abbett Fundamental Equity Class VC (1)	2,182	49
MFS New Discovery Series Service Class	39,636	17,683
MFS Utilities Series Service Class	28,146	7,760
PIMCO Global Multi-Asset - Advisor Class (1)	135,073	56,911
Royce Micro-Cap Service Class (1)	2,467	65
T. Rowe Price Blue Chip Growth - II	37,246	23,989
T. Rowe Price Equity Income - II	14,601	15,394
Van Eck VIP Global Hard Assets Initial Class	79,759	70,020

(1)	Operations commenced during 2011 (See Note 1).
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
     Level 1 - Quoted prices (unadjusted) in active markets for identical holdings
     Level 2 - Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
     Level 3 - Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2011, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs. There were no transfers between Level 1, Level 2, and Level 3 during the year ended December 31, 2011. Transfers between levels, if any, are based on values at the end of the period.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the year or period ended December 31, 2011 and 2010 were as follows:

	2011			2010
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease) (1)	Issued	Redeemed	(Decrease)

Cash Management	61,992	(96,060)	(34,068)	559,689	(608,583)	(48,894)
Diversified Bond	3,788	(21,572)	(17,784)	11,631	(5,786)	5,845
Floating Rate Loan	1,541	(7,050)	(5,509)	1,594	(2,036)	(442)
High Yield Bond	4,533	(12,780)	(8,247)	13,327	(11,611)	1,716
Inflation Managed	9,139	(26,527)	(17,388)	14,731	(16,320)	(1,589)
Managed Bond	12,957	(34,148)	(21,191)	50,561	(34,416)	16,145
Short Duration Bond	5,656	(13,434)	(7,778)	6,743	(9,452)	(2,709)
American Funds Growth	4,783	(12,895)	(8,112)	23,849	(14,703)	9,146
American Funds Growth-Income	5,465	(27,189)	(21,724)	15,171	(15,600)	(429)
Comstock	4,965	(24,884)	(19,919)	10,511	(9,046)	1,465
Dividend Growth	2,939	(11,447)	(8,508)	9,512	(9,774)	(262)
Equity Index	19,963	(43,447)	(23,484)	90,756	(89,091)	1,665
Focused 30	1,558	(1,998)	(440)	2,886	(5,324)	(2,438)
Growth LT	9,372	(35,881)	(26,509)	13,663	(18,031)	(4,368)
Large-Cap Growth	9,194	(27,170)	(17,976)	15,857	(149,528)	(133,671)
Large-Cap Value	10,646	(39,032)	(28,386)	20,463	(114,380)	(93,917)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2011			2010
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease) (1)	Issued	Redeemed	(Decrease)

Long/Short Large-Cap	1,683	(18,762)	(17,079)	5,422	(3,803)	1,619
Main Street Core	10,405	(38,682)	(28,277)	42,157	(19,234)	22,923
Mid-Cap Equity	7,003	(22,393)	(15,390)	11,553	(16,868)	(5,315)
Mid-Cap Growth	6,773	(17,565)	(10,792)	7,700	(116,333)	(108,633)
Mid-Cap Value	877	(7,555)	(6,678)	2,176	(2,114)	62
Small-Cap Equity	1,269	(9,220)	(7,951)	6,689	(2,495)	4,194
Small-Cap Growth	5,563	(18,816)	(13,253)	7,301	(9,270)	(1,969)
Small-Cap Index	7,162	(11,193)	(4,031)	14,427	(13,613)	814
Small-Cap Value	2,906	(5,002)	(2,096)	5,911	(5,582)	329
Health Sciences	2,926	(3,737)	(811)	2,837	(84,805)	(81,968)
Real Estate	2,130	(4,907)	(2,777)	7,320	(9,211)	(1,891)
Technology	4,625	(7,632)	(3,007)	30,786	(31,734)	(948)
Emerging Markets	2,849	(10,007)	(7,158)	6,873	(9,884)	(3,011)
International Large-Cap	8,273	(25,714)	(17,441)	26,135	(19,500)	6,635
International Small-Cap	2,833	(13,498)	(10,665)	6,230	(4,290)	1,940
International Value	9,743	(25,606)	(15,863)	17,742	(103,639)	(85,897)
American Funds Asset Allocation	409	(194)	215	397	(212)	185
Pacific Dynamix - Conservative Growth	—	(20)	(20)	59	(16)	43
Pacific Dynamix - Growth	660	(43)	617	805	(717)	88
Portfolio Optimization Moderate-Conservative (2)	13,924	(1,639)	12,285
Portfolio Optimization Moderate (2)	183,694	(11,489)	172,205
Portfolio Optimization Growth (2)	209,411	(15,321)	194,090
Portfolio Optimization Aggressive-Growth (2)	48,063	(1,732)	46,331
I	372	(66)	306	638	(167)	471
II	—	(25)	(25)	—	(27)	(27)
III	196	(54)	142	335	(103)	232
V	—	(25)	(25)	—	(27)	(27)
BlackRock Basic Value V.I. Class III	1,919	(1,003)	916	1,006	(385)	621
BlackRock Global Allocation V.I. Class III	7,578	(2,682)	4,896	5,811	(9,452)	(3,641)
Fidelity VIP Contrafund Service Class 2	3,591	(3,796)	(205)	19,080	(10,350)	8,730
Fidelity VIP Freedom 2020 Service Class 2	1,798	(1,611)	187	1,874	(1,961)	(87)
Fidelity VIP Freedom 2025 Service Class 2 (2)	122	(16)	106
Fidelity VIP Freedom 2030 Service Class 2	54	(199)	(145)	322	(205)	117
Fidelity VIP Growth Service Class 2	58	(167)	(109)	204	(550)	(346)
Fidelity VIP Mid Cap Service Class 2	3,020	(1,654)	1,366	8,256	(4,141)	4,115
Fidelity VIP Value Strategies Service Class 2	746	(261)	485	1,470	(368)	1,102
Templeton Global Bond Securities Class 2 (3)	7,173	(2,277)	4,896	3,169	(25)	3,144
GE Investments Total Return Class 3 (3)	93	(31)	62	102	(15)	87
Overseas Service Class	3,955	(918)	3,037	10,626	(4,815)	5,811
Enterprise Service Class	6	(78)	(72)	49	(736)	(687)
Lazard Retirement U.S. Strategic Equity Service Class	140	(61)	79	78	(60)	18
Legg Mason ClearBridge Variable Aggressive Growth - Class II (4)	1,701	(725)	976	468	(81)	387
Legg Mason ClearBridge Variable Mid Cap Core - Class II	83	(47)	36	83	(62)	21
Lord Abbett Fundamental Equity Class VC (2)	186	(5)	181
MFS New Discovery Series Service Class	2,332	(674)	1,658	179	(327)	(148)
MFS Utilities Series Service Class	2,183	(877)	1,306	3,665	(911)	2,754
PIMCO Global Multi-Asset - Advisor Class (2)	10,296	(1,821)	8,475
Royce Micro-Cap Service Class (2)	199	(6)	193
T. Rowe Price Blue Chip Growth - II	2,632	(1,522)	1,110	1,525	(1,692)	(167)
T. Rowe Price Equity Income - II	1,396	(1,646)	(250)	17,510	(8,607)	8,903
Van Eck VIP Global Hard Assets Initial Class	3,616	(3,669)	(53)	5,594	(2,814)	2,780

(1)	The significant decrease in units outstanding during the year ended December 31, 2011 on most of the Variable Accounts that invest in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those Variable Accounts to the four Portfolio Optimization Variable Accounts (Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1).

(2)	Operations commenced during 2011 (See Note 1).

(3)	Operations commenced on July 7, 2010.

(4)	Operations commenced on September 14, 2010.

PACIFIC LIFE & ANNUITY COMPANY
Financial Statements as of December 31, 2011 and 2010
and for the years ended December 31, 2011, 2010 and 2009
and Independent Auditors’ Report

PLA-1

INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2011 and 2010, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the financial statements, the Company changed its method of accounting and reporting for deferred policy acquisition costs in 2011. In addition, the Company changed its method of accounting and reporting for other than temporary impairments as required by accounting guidance adopted in 2009.
April 12, 2012

PLA-2

Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Thousands)	2011	2010

ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$2,998,868	$2,297,084
Equity securities available for sale, at estimated fair value	4,949	10,347
Mortgage loans	458,662	299,804
Policy loans	4,585	2,640
Other investments	43,486	40,768

TOTAL INVESTMENTS	3,510,550	2,650,643
Cash and cash equivalents	71,105	41,141
Deferred policy acquisition costs	115,133	88,400
Accrued investment income	36,908	30,425
Other assets	45,676	27,412
Separate account assets	1,663,533	1,665,230

TOTAL ASSETS	$5,442,905	$4,503,251

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$1,952,251	$1,365,895
Policyholder account balances	991,329	891,253
Other liabilities	126,027	49,740
Separate account liabilities	1,663,533	1,665,230

TOTAL LIABILITIES	4,733,140	3,972,118

Commitments and contingencies (Note 14)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,577	134,577
Retained earnings	365,195	319,559
Accumulated other comprehensive income	207,093	74,097

TOTAL STOCKHOLDER’S EQUITY	709,765	531,133

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$5,442,905	$4,503,251

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Thousands)	2011	2010	2009

REVENUES
Insurance premiums	$501,989	$389,919	$276,307
Policy fees	54,156	41,882	37,439
Net investment income	170,975	139,005	94,121
Net realized investment gain (loss)	(15,927)	(533)	97,807
OTTIs, consisting of $14,200, $4,436 and $2,214 in total, net of $4,339, $1,947 and $1,710 recognized in OCI	(9,861)	(2,489)	(504)
Other income	5,723	504	508

TOTAL REVENUES	707,055	568,288	505,678

BENEFITS AND EXPENSES
Policy benefits paid or provided	567,709	450,453	315,151
Interest credited to policyholder account balances	35,199	31,575	22,890
Commission expenses	21,550	37,393	50,935
Operating expenses	18,497	18,498	20,665

TOTAL BENEFITS AND EXPENSES	642,955	537,919	409,641

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	64,100	30,369	96,037
Provision for income taxes	18,464	6,917	30,287

INCOME FROM CONTINUING OPERATIONS	45,636	23,452	65,750
Discontinued operations, net of taxes			(23)

NET INCOME	$45,636	$23,452	$65,727

The abbreviation OTTIs above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
(In Thousands)	Stock	Capital	Earnings	Income (Loss)	Total

BALANCES, DECEMBER 31, 2008	$2,900	$134,577	$229,090	$(32,064)	$334,503
Cumulative effect of adoption of new accounting principle, net of tax			1,290	(1,290)	—
Comprehensive income:
Net income			65,727		65,727
Unrealized gain on derivatives and securities available for sale, net				62,524	62,524

Total comprehensive income					128,251

BALANCES, DECEMBER 31, 2009	2,900	134,577	296,107	29,170	462,754
Comprehensive income:
Net income			23,452		23,452
Unrealized gain on derivatives and securities available for sale, net				44,927	44,927

Total comprehensive income					68,379

BALANCES, DECEMBER 31, 2010	2,900	134,577	319,559	74,097	531,133
Comprehensive income:
Net income			45,636		45,636
Unrealized gain on derivatives and securities available for sale, net				132,996	132,996

Total comprehensive income					178,632

BALANCES, DECEMBER 31, 2011	$2,900	$134,577	$365,195	$207,093	$709,765

See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Thousands)	2011	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income from continuing operations	$45,636	$23,452	$65,750
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Undistributed loss from other investments	3,088	819	6,136
Net accretion on fixed maturity securities	(7,409)	(6,465)	(6,407)
Depreciation and other amortization	(188)	511	332
Deferred income taxes	(5,403)	(30,722)	24,164
Net realized investment (gain) loss	15,927	533	(97,807)
Other than temporary impairments	9,861	2,489	504
Net change in deferred policy acquisition costs	(29,899)	(5,598)	1,410
Interest credited to policyholder account balances	35,199	31,575	22,890
Change in accrued investment income	(6,483)	(6,315)	(9,206)
Net change in future policy benefits	527,936	376,338	255,692
Other operating activities, net	(63,613)	18,108	16,977

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	524,652	404,725	280,435
Net cash provided by (used in) operating activities of discontinued operations		(1,183)	59

NET CASH PROVIDED BY OPERATING ACTIVITIES	524,652	403,542	280,494

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(558,285)	(748,949)	(671,852)
Sales	85,259	234,196	27,193
Maturities and repayments	51,920	26,389	39,279
Repayments of mortgage loans	22,463	17,354	1,370
Fundings of mortgage loans	(181,368)	(91,068)	(70,525)
Net change in collateral received or pledged	37,343	(2,700)	(5,580)
Other investing activity, net	(17,001)	(7,744)	138

NET CASH USED IN INVESTING ACTIVITIES	(559,669)	(572,522)	(679,977)

(Continued)
See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

		Years Ended December 31,
(In Thousands)	2011	2010	2009

(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$227,641	$280,864	$498,050
Withdrawals	(162,660)	(150,654)	(161,452)

NET CASH PROVIDED BY FINANCING ACTIVITIES	64,981	130,210	336,598

Net change in cash and cash equivalents	29,964	(38,770)	(62,885)
Cash and cash equivalents, beginning of year	41,141	79,911	142,796

CASH AND CASH EQUIVALENTS, END OF YEAR	$71,105	$41,141	$79,911

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$37,087	$36,299	$(2,779)
Interest paid	$0	$0	$0

See Notes to Financial Statements

PLA-7

Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS
Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable and fixed annuities. The Company is licensed to sell certain of its products in the state of New York.
BASIS OF PRESENTATION
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment losses (OTTI) of investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2010 and 2009 financial statements to conform to the 2011 financial statement presentation.
The Company has evaluated events subsequent to December 31, 2011 through April 12, 2012, the date the financial statements were available to be issued.
CHANGE IN ACCOUNTING METHOD
Effective October 1, 2011, the Company changed its DAC amortization method for universal life-type contracts. Management determined it was preferable to provide a more constant rate of positive or negative amortization in relation to the emergence of gross profits over the lives of the contracts. During reporting periods in which actual gross profits (AGPs) are negative, DAC amortization may be negative, which would result in an increase of the DAC asset balance. The facts and circumstances surrounding potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Additionally, negative amortization is only recorded when the increased DAC asset balance is determined to be recoverable and is also limited to amounts originally deferred plus interest. The Company’s previous accounting method eliminated to zero DAC amortization in reporting periods in which the AGPs were negative.
The Company accounted for this change in accounting estimate effected by a change in accounting method prospectively, resulting in an increase to the DAC asset balance of $11.2 million and a decrease to commission expenses of $9.1 million and operating

PLA-8

expenses of $2.1 million, pre-tax, and an increase to net income and total equity of $7.3 million, after tax, in the accompanying financial statements as of and for the year ended December 31, 2011.
RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS
In April 2009, the Financial Accounting Standards Board (FASB) issued additional guidance under the Accounting Standards Codification’s (Codification) Investments — Debt and Equity Securities Topic. For debt securities, this guidance replaced the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its estimated fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changed the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are recognized in earnings and non credit losses are recognized in other comprehensive income (loss) (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $1.3 million and an after tax increase to retained earnings of $1.3 million.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In October 2010, the FASB issued Accounting Standards Update (ASU) 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts. The Company will adopt this standard retrospectively on January 1, 2012, resulting in a write-down of the Company’s DAC asset relating to those costs, which no longer meet the revised standard. The Company estimates that the DAC asset will be reduced by approximately $20 million to $30 million and total equity will be reduced by approximately $13 million to $20 million, after tax, as of the date of adoption.
In May 2011, the FASB issued ASU 2011-04 which modifies the Codification’s Fair Value Measurements and Disclosures Topic. The Company will adopt this new guidance in the fourth quarter of 2012 and will apply it prospectively. The Company expects this guidance to have an impact on its financial statement disclosures and no impact on the Company’s financial statements.
In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements. The amendment requires a company to present each component of net income along with total net income, each component of OCI along with a total for OCI, and a total amount for comprehensive income. The Company will adopt this amendment in the fourth quarter of 2012. Adoption will not have an impact on the Company’s financial position, results of operations or cash flows, however, adoption will result in the presentation of a new statement of comprehensive income immediately following the statement of operations.
INVESTMENTS
Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities, which are included in other investments, are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

PLA-9

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.
The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.
The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.
In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest-rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.
Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.
For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.
In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.
Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).
Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.
Policy loans are stated at unpaid principal balances.
Other investments primarily consist of partnership and joint venture interests, derivative instruments and non-marketable equity securities. Non-marketable equity securities are carried at estimated fair value with unrealized gains and losses recognized in OCI. Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.
All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is

PLA-10

recorded in OCI and recognized in earnings when the hedged item affects earnings. See discussion of the discontinuance of cash flow hedge accounting in Note 5. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).
The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income over the remaining life of the hedged item.
CASH AND CASH EQUIVALENTS
Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of money market securities.
DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The capitalized sales inducement balance included in the DAC asset was $9.8 million and $8.9 million as of December 31, 2011 and 2010, respectively.
For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.
Effective October 1, 2011, the Company changed its DAC amortization method for periods when AGPs are negative. During reporting periods of negative AGPs, DAC amortization may be negative, which would result in an increase to the DAC balance. The specific facts and circumstances surrounding the potential negative amortization are evaluated to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.
The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

PLA-11

Components of DAC are as follows:

	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Balance, January 1	$88,400	$90,068	$95,164

Additions:
Capitalized during the year	17,992	18,486	38,408

Amortization:
Allocated to commission expenses	10,145	(10,126)	(32,627)
Allocated to operating expenses	1,762	(2,762)	(7,191)

Total amortization	11,907	(12,888)	(39,818)
Allocated to OCI	(3,166)	(7,266)	(3,686)

Balance, December 31	$115,133	$88,400	$90,068

During the year ended December 31, 2011, negative AGPs resulted in an increase to the DAC asset of $11.2 million and negative DAC amortization through a decrease to commission expenses of $9.1 million and operating expenses of $2.1 million, pre-tax.
FUTURE POLICY BENEFITS
Annuity reserves, which primarily consist of structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.6% to 7.7%.
The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 7). All other GLB guarantees are accounted for as embedded derivatives (Note 5).
Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.
Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 7.7%. Future dividends for participating business are provided for in the liability for future policy benefits.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
POLICYHOLDER ACCOUNT BALANCES
Policyholder account balances on UL and investment-type contracts, such as annuities without life contingencies and deposit liabilities, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 0.4% to 7.7%.

PLA-12

REINSURANCE
The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and has assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place. The Company also assumes reinsurance from other insurers.
All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.
Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability policies. Reinsurance receivables, included in other assets, were $1.3 million and $1.1 million as of December 31, 2011 and 2010, respectively. Reinsurance payables, included in other liabilities, were $3.8 million and $3.6 million as of December 31, 2011 and 2010, respectively.
The components of insurance premiums presented in the statements of operations are as follows:

	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Direct premiums	$496,660	$387,184	$273,191
Reinsurance assumed	8,559	5,730	6,932
Reinsurance ceded	(3,230)	(2,995)	(3,816)

Insurance premiums	$501,989	$389,919	$276,307

PLA-13

REVENUES, BENEFITS AND EXPENSES
Premiums from annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also includes the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
DEPRECIATION AND AMORTIZATION
Certain other assets are depreciated or amortized on the straight-line method over periods ranging from three to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.
INCOME TAXES
The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts receivable under the tax sharing agreement as of December 31, 2011 and 2010 were $14.7 million and $1.5 million and are included in other assets. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES
Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.
SEPARATE ACCOUNTS
Separate accounts primarily include variable annuity and life contracts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.
ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

PLA-14

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES
The Company prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.
STATUTORY NET INCOME AND SURPLUS
Statutory net income of the Company was $17.0 million, $50.1 million and $117.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of the Company was $447.7 million and $423.9 million as of December 31, 2011 and 2010, respectively.
RISK-BASED CAPITAL
Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2011 and 2010, the Company exceeded the minimum risk-based capital requirements.
DIVIDEND RESTRICTIONS
The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2011 statutory results, the Company could pay $30.3 million in dividends to Pacific Life in 2012 without prior regulatory approval. No dividends were paid during 2011, 2010 and 2009.
3.	DISCONTINUED OPERATIONS
On April 27, 2005 (Closing Date), the Company and Pacific Life sold their group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company and Pacific Life cedes to the buyer future premiums received for their existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date were not reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.
Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Revenues			$4
Benefits and expenses			38

Loss from discontinued operations	—	—	(34)
Benefit from income taxes			(11)

Discontinued operations, net of taxes	—	—	$(23)

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4.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTIs recognized in earnings. The net carrying amount of equity securities represents cost adjusted for OTTIs. See Note 8 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
December 31, 2011:
U.S. Treasury securities	$6,000	$22		$6,022
Obligations of states and political subdivisions	304,171	48,595	$278	352,488
Foreign governments	37,650	3,945		41,595
Corporate securities	2,007,969	333,439	5,864	2,335,544
Residential mortgage-backed securities	214,557	12,989	10,769	216,777
Commercial mortgage-backed securities	29,142	4,980		34,122
Other asset-backed securities	11,904	751	335	12,320

Total fixed maturity securities	$2,611,393	$404,721	$17,246	$2,998,868

Perpetual preferred securities	$6,063	$127	$1,241	$4,949

Total equity securities	$6,063	$127	$1,241	$4,949

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
December 31, 2010:
U.S. Treasury securities	$6,158	$62		$6,220
Obligations of states and political subdivisions	239,685	3,417	$7,855	235,247
Foreign governments	32,710	3,490	856	35,344
Corporate securities	1,646,105	144,918	24,303	1,766,720
Residential mortgage-backed securities	221,833	7,548	21,014	208,367
Commercial mortgage-backed securities	29,405	3,383		32,788
Other asset-backed securities	11,939	892	433	12,398

Total fixed maturity securities	$2,187,835	$163,710	$54,461	$2,297,084

Perpetual preferred securities	$11,063		$718	$10,345
Other equity securities	3	$1	2	2

Total equity securities	$11,066	$1	$720	$10,347

PLA-16

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2011, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
Due in one year or less	$12,552	$893	$3	$13,442
Due after one year through five years	168,760	15,544	20	184,284
Due after five years through ten years	544,569	61,705	1,869	604,405
Due after ten years	1,629,909	307,859	4,250	1,933,518

	2,355,790	386,001	6,142	2,735,649
Mortgage-backed and asset-backed securities	255,603	18,720	11,104	263,219

Total fixed maturity securities	$2,611,393	$404,721	$17,246	$2,998,868

PLA-17

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable equity securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2011:
Obligations of states and political subdivisions	1	$5,222	$278
Corporate securities	16	78,133	5,864
Residential mortgage-backed securities	28	116,832	10,769
Other asset-backed securities	1	1,571	335

Total fixed maturity securities	46	201,758	17,246

Perpetual preferred securities	1	2,759	1,241

Total other securities	1	2,759	1,241

Total	47	$204,517	$18,487

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2011:
Obligations of states and political subdivisions				1	$5,222	$278
Corporate securities	7	$44,964	$889	9	33,169	4,975
Residential mortgage-backed securities	5	14,460	1,077	23	102,372	9,692
Other asset-backed securities	1	1,571	335

Total fixed maturity securities	13	60,995	2,301	33	140,763	14,945

Perpetual preferred securities				1	2,759	1,241

Total other securities				1	2,759	1,241

Total	13	$60,995	$2,301	34	$143,522	$16,186

PLA-18

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2010:
Obligations of states and political subdivisions	14	$124,752	$7,855
Foreign governments	1	11,910	856
Corporate securities	56	352,365	24,303
Residential mortgage-backed securities	31	116,665	21,014
Other asset-backed securities	1	1,509	433

Total fixed maturity securities	103	607,201	54,461

Perpetual preferred securities	4	10,344	718
Other securities	5	2,018	335

Total other securities	9	12,362	1,053

Total	112	$619,563	$55,514

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2010:
Obligations of states and political subdivisions	13	$120,122	$6,984	1	$4,630	$871
Foreign governments	1	11,910	856
Corporate securities	45	295,629	10,753	11	56,736	13,550
Residential mortgage-backed securities	1	8,630	272	30	108,035	20,742
Other asset-backed securities	1	1,509	433

Total fixed maturity securities	61	437,800	19,298	42	169,401	35,163

Perpetual preferred securities	3	6,921	141	1	3,423	577
Other securities				5	2,018	335

Total other securities	3	6,921	141	6	5,441	912

Total	64	$444,721	$19,439	48	$174,842	$36,075

The Company has evaluated fixed maturity and other securities with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

PLA-19

The table below presents non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2011.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Thousands)
Prime RMBS:
AAA	$29,856	$31,882	19%	19%
A	1,026	1,036	1%	1%
BAA	5,420	5,328	3%	3%
BA and below	119,311	110,362	77%	1%	38%	31%	7%

Total	$155,613	$148,608	100%	24%	38%	31%	7%	0%

Alt-A RMBS:
BA and below	$11,569	$10,213	100%	32%	33%	16%	19%

Total	$11,569	$10,213	100%	32%	33%	16%	19%	0%

Sub-prime RMBS:
A	$2,478	$2,478	100%	100%

Total	$2,478	$2,478	100%	100%	0%	0%	0%	0%

CMBS:
AAA	$9,560	$10,009	33%					33%
AA	19,582	24,113	67%	50%				17%

Total	$29,142	$34,122	100%	50%	0%	0%	0%	50%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
PL&A is a member of the Federal Home Loan Bank of San Francisco (FHLB). As of December 31, 2011, no assets are pledged as collateral. As of December 31, 2011, PL&A holds FHLB stock with an estimated fair value of $3.6 million, which has been restricted for sale and is recorded in other investments.

PLA-20

Major categories of investment income (loss) and related investment expense are summarized as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Fixed maturity securities	$148,204	$116,592	$86,396
Equity securities	744	753	842
Mortgage loans	23,405	16,554	11,098
Policy loans	94	115	80
Partnerships and joint ventures	1,405	6,567	(3,931)
Other	285	903	1,680

Gross investment income	174,137	141,484	96,165
Investment expense	3,162	2,479	2,044

Net investment income	$170,975	$139,005	$94,121

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Fixed maturity securities:
Gross gains on sales	$1,203	$9,089	$3,302
Gross losses on sales	(1,680)	(5,683)	(670)

Total fixed maturity securities	(477)	3,406	2,632

Equity securities:
Gross gains on sales		552
Gross losses on sales	(275)

Total equity securities	(275)	552

Variable annuity GLB embedded derivatives	(58,420)	2,649	87,168
Variable annuity GLB policy fees	10,349	10,021	7,633
Variable annuity derivatives — total return swaps	(15,981)	(16,555)
Foreign currency and interest rate swaps	4,080
Forward starting interest rate swaps	44,715
Trading securities	11	288	(15)
Other	71	(894)	389

Total	$(15,927)	$(533)	$97,807

PLA-21

The table below summarizes the OTTIs by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
		(In Thousands)
Year ended December 31, 2011:
Corporate securities	$7,569		$7,569
RMBS	1,759	$4,339	6,098

OTTIs — fixed maturity securities	9,328	4,339	13,667
Other investments	533		533

Total OTTIs	$9,861	$4,339	$14,200

Year ended December 31, 2010:
Corporate securities	$928		$928
RMBS	742	$1,947	2,689

OTTIs — fixed maturity securities	1,670	1,947	3,617
Other investments	819		819

Total OTTIs	$2,489	$1,947	$4,436

Year ended December 31, 2009:
RMBS	$113	$1,710	$1,823
Perpetual preferred securities	158		158

OTTIs — fixed maturity and equity securities	271	1,710	1,981
Other investments	233		233

Total OTTIs	$504	$1,710	$2,214

The table below details the amount of OTTIs attributable to credit losses recognized in earnings for which a portion was recognized in OCI.

	Years Ended
	December 31,
	2011	2010
	(In Thousands)
Cumulative credit loss, January 1	$851	$113
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	1,063	742
Securities previously other than temporarily impaired	606

Total additions	1,669	742

Reductions for credit impairments previously recognized on securities due to an increase in expected cash flows and time value of cash flows	(5)	(4)

Total subtractions	(5)	(4)

Cumulative credit loss, December 31	$2,515	$851

PLA-22

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Thousands)
December 31, 2011:
Obligations of states and political subdivisions		$278	$278
Corporate securities		5,864	5,864
RMBS	$4,565	6,204	10,769
Other asset-backed securities		335	335

Total fixed maturity securities	$4,565	$12,681	$17,246

Perpetual preferred securities		$1,241	$1,241

Total equity securities	—	$1,241	$1,241

December 31, 2010:
Obligations of states and political subdivisions		$7,855	$7,855
Foreign governments		856	856
Corporate securities		24,303	24,303
RMBS	$3,186	17,828	21,014
Other asset-backed securities		433	433

Total fixed maturity securities	$3,186	$51,275	$54,461

Perpetual preferred securities	$2	$716	$718
Other equity securities		2	2

Total equity securities	$2	$718	$720

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Available for sale securities:
Fixed maturity	$278,226	$73,070	$124,869
Equity	(395)	834	3,485

Total	$277,831	$73,904	$128,354

Trading securities	$(243)	$247	$(4)

There were no trading securities held as of December 31, 2011. Trading securities, included in other investments, totaled $2.9 million and had cumulative net unrealized gains of $0.2 million as of December 31, 2010.
As of December 31, 2011 and 2010, fixed maturity securities of $6.0 million and $6.2 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

PLA-23

Mortgage loans totaled $458.7 million and $299.8 million as of December 31, 2011 and 2010, respectively. Mortgage loans are collateralized by real estate properties primarily located throughout the U.S. As of December 31, 2011, approximately $115.1 million, $73.2 million, $45.6 million, $34.9 million and $31.7 million were located in California, Washington, Texas, Massachusetts and District of Columbia, respectively. As of December 31, 2011, $7.8 million was located in Canada. There were no defaults during the years ended December 31, 2011, 2010 and 2009. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2011 and 2010.
As of December 31, 2011, one mortgage loan totaling $30 million was considered impaired, however no impairment loss was necessary since the estimated fair value of the collateral was greater than the carrying amount. The Company had no impaired mortgage loans or write-downs during the years ended December 31, 2010 and 2009.
5.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.
Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in the statement of financial condition. The Company applies hedge accounting by designating derivative instruments as cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.
The Company developed a pattern of forecasted transactions that did not occur as originally forecasted, and as a result, derivative instruments previously designated as cash flow hedges should have been reported as derivatives not designated as hedging instruments during 2010. The impact of the discontinuance of cash flow hedge accounting was insignificant to the financial statements as of and for the year ended December 31, 2010, and therefore, the financial statements and footnote disclosures as of and for the year ended December 31, 2010 were not revised.
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return and changes in fair value of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments and receipts are recognized in net realized investment gain (loss).
The Company offers indexed universal life (IUL) insurance products, which credit the price return of an underlying index to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, or one year S&P 500 indexed account capped at 13%. These equity indexed products contain embedded derivatives and are recorded in policyholder account balances.

PLA-24

The Company utilizes call options to hedge the credit paid to the policy on the underlying index. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price and the settlements will be recognized in net realized investment gain (loss).
Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals; calculated using agreed upon rates and the exchanged principal amounts. The main currency that the Company hedges is the Canadian Dollar.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2011	2010
	(In Thousands)
Variable annuity GLB embedded derivatives	$1,561,814	$1,433,806
Variable annuity derivative — total return swaps	169,745	144,348
Forward starting interest rate swaps	240,000
Foreign currency and interest rate swaps	16,940
Other	13,519	8,227
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

PLA-25

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments of $14.2 million, $6.8 million and zero for the years ended December 31, 2011, 2010 and 2009, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — total return swaps	$(1,579)	$(9,741)
Forward starting interest rate swaps	44,138
Foreign currency and interest rate swaps	3,354 (1)
Call options	271	251	$61
Other			(296)
Embedded derivatives:
Variable annuity GLB embedded derivatives	(58,420)	2,649	87,168
IUL embedded derivatives	40	(105)	(110)

Total	$(12,196)	$(6,946)	$86,823

(1)	Includes foreign currency transaction gains and (losses) for foreign currency interest rate swaps.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES
The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2010 and 2009, hedge ineffectiveness related to designated cash flow hedges reflected in net realized investment gain (loss) was immaterial.
For the year ended December 31, 2011, the Company reclassified a gain, net of tax, of $0.4 million from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2010 and 2009 were immaterial. Over the next twelve months, the Company anticipates that $0.2 million of deferred gains, net of tax, on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

PLA-26

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2011	2010
	(In Thousands)
Forward starting interest rate swaps		$240,000
Foreign currency and interest rate swaps		17,189
The following table summarizes amounts recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges. The amounts presented do not include the periodic net settlements of the derivatives.

		Gain (Loss)
		Recognized in
		OCI on Derivatives
	(Effective Portion)
	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Derivatives in cash flow hedges:
Forward starting interest rate swaps		$2,447	$(27,069)
Foreign currency and interest rate swaps		750	(3,593)

Total	—	$3,197	$(30,662)

FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

PLA-27

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 8.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2011	2010		2011	2010
	(In Thousands)			(In Thousands)
Derivatives designated as hedging instruments:
Forward starting interest rate swaps		$4,410	(1)		$760	(1)
		355	(4)
Foreign currency and interest rate swaps		1,170	(1)		790	(1)
		624	(4)			(4)

Total derivatives designated as hedging instruments	—	6,559		—	1,550

Derivatives not designated as hedging instruments:
Variable annuity derivative — total return swaps	$172		(1)	$582		(1)
				2,114	8,836	(4)
Forward starting interest rate swaps	34,752		(1)
	11,295		(4)
Foreign currency and interest rate swaps	2,446		(1)
	2,148		(4)	517		(4)
Call options	96		(1)
		325	(4)
Embedded derivatives:
Variable annuity GLB embedded derivatives				80,212	21,792	(2)
IUL embedded derivatives				317	315	(3)

Total derivatives not designated as hedging instruments	50,909	325		83,742	30,943

Total derivatives	$50,909	$6,884		$83,742	$32,493

Location on the statements of financial condition:
(1)  Other investments    (2)  Future policy benefits    (3)  Policyholder account balances    (4)  Other liabilities
Cash collateral received from counterparties was $36.1 million and $1.4 million as of December 31, 2011 and 2010, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments. Cash collateral pledged to counterparties was zero and $2.7 million as of December 31, 2011 and 2010, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2011 was $9.8 million. The maximum exposure to any single counterparty was $4.9 million at December 31, 2011.

For all derivative contracts, excluding variable annuity GLB embedded derivative contracts, the Company enters into master agreements that may include a termination event clause associated with financial strength ratings assigned by certain independent

PLA-28

rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2011, the Company’s financial strength ratings were above the specified level.

The Company enters into collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2011, is $2.1 million for which the Company has posted no collateral in the normal course of business. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2011, the Company would not have been required to post any additional collateral to its counterparties.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

6.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2011	2010
	(In Thousands)
Structured settlement annuity reserves	$1,836,555	$1,316,209
Variable annuity GLB embedded derivatives	80,212	21,792
Life insurance	21,880	22,992
Policy benefits payable	21,198	5,165
URR	(7,594)	(263)

Total	$1,952,251	$1,365,895

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2011	2010
	(In Thousands)
Annuity and deposit liabilities	$961,953	$868,492
Variable universal life	29,376	22,761

Total	$991,329	$891,253

PLA-29

7.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 5.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased. Outstanding GMWBL features were not significant at December 31, 2011.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2011	2010
	($ In Thousands)
Return of net deposits
Separate account value	$1,556,825	$1,553,919
Net amount at risk (1)	67,830	41,697
Average attained age of contract holders	61 years	59 years

Anniversary contract value
Separate account value	$558,250	$574,780
Net amount at risk (1)	41,784	25,512
Average attained age of contract holders	61 years	59 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2011	2010
	($ In Thousands)
Separate account value	$10,957	$10,634
Average attained age of contract holders	57 years	56 years

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The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2011	2010	2011	2010
	GMDB		GMIB
	(In Thousands)		(In Thousands)
Balance, beginning of year			$84	$59
Changes in reserves	$497	$1,078	118	25
Benefits paid	(497)	(1,078)

Balance, end of year	—	—	$202	$84

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010
	(In Thousands)
Asset type
Domestic equity	$778,270	$820,012
International equity	225,094	206,164
Bonds	549,316	523,563
Money market	4,145	4,180

Total separate account value	$1,556,825	$1,553,919

8.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as certain structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

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The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2011 and 2010.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2011:
Assets:
U.S. Treasury securities		$6,022				$6,022
Obligations of states and political subdivisions		352,488				352,488
Foreign governments		24,845	$16,750			41,595
Corporate securities		2,183,492	152,052			2,335,544
RMBS		200,978	15,799			216,777
CMBS		19,042	15,080			34,122
Other asset-backed securities		10,749	1,571			12,320

Total fixed maturity securities	—	2,797,616	201,252			2,998,868

Perpetual preferred securities		4,949				4,949

Total equity securities	—	4,949	—			4,949

Other investments			3,630			3,630

Derivatives:
Forward starting interest rate swaps		46,047		$46,047	$(11,295)	34,752
Foreign currency and interest rate swaps		4,594		4,594	(2,148)	2,446
Equity derivatives			172	172	(582)	(410)
Call options			96	96		96

Total derivatives	—	50,641	268	50,909	(14,025)	36,884

Separate account assets (2)	$1,647,976		14,951			1,662,927

Total	$1,647,976	$2,853,206	$220,101	$50,909	$(14,025)	$4,707,258

Liabilities:
Derivatives:
Forward starting interest rate swaps					$(11,295)	$(11,295)
Foreign currency and interest rate swaps		$517		$517	(2,148)	(1,631)
Equity derivatives			$2,696	2,696	(582)	2,114
Embedded derivatives			80,529	80,529		80,529

Total	—	$517	$83,225	$83,742	$(14,025)	$69,717

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				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Thousands)
December 31, 2010:
Assets:
U.S. Treasury securities		$6,220				$6,220
Obligations of states and political subdivisions		217,444	$17,803			235,247
Foreign governments		29,919	5,425			35,344
Corporate securities		1,639,153	127,567			1,766,720
RMBS		193,019	15,348			208,367
CMBS		17,228	15,560			32,788
Other asset-backed securities		10,889	1,509			12,398

Total fixed maturity securities	—	2,113,872	183,212			2,297,084

Perpetual preferred securities		10,345				10,345
Other equity securities	$1	1				2

Total equity securities	1	10,346	—			10,347

Trading securities		2,903				2,903
Other investments			3,801			3,801

Derivatives:
Forward starting interest rate swaps		4,765		$4,765	$(1,115)	3,650
Foreign currency and interest rate swaps		1,794		1,794	(1,414)	380
Call options			325	325	(325)	—

Total derivatives	—	6,559	325	6,884	(2,854)	4,030

Separate account assets (2)	1,649,779		15,210			1,664,989

Total	$1,649,780	$2,133,680	$202,548	$6,884	$(2,854)	$3,983,154

Liabilities:
Derivatives:
Forward starting interest rate swaps		$760		$760	$(1,115)	$(355)
Foreign currency and interest rate swaps		790		790	(1,414)	(624)
Equity derivatives			$8,836	8,836		8,836
Embedded derivatives			22,107	22,107		22,107
Call options					(325)	(325)

Total	—	$1,550	$30,943	$32,493	$(2,854)	$29,639

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the statement of financial condition held with the same counterparty, as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented

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in the statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.

For securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.

Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, estimated fair values are determined by evaluating prices from third-party pricing services and independent brokers or other internally derived valuation models are utilized. The inputs used to measure estimated fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate estimated fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their estimated fair values are market observable and appropriate. Other externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2011, 100% of derivatives based upon

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notional values were priced by valuation models. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, and credit spreads and correlations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk), and was determined to be immaterial as of December 31, 2011.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 include interest rate and currency swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as total return swaps. Also included in Level 3 classification are embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the equity securities available for sale of the Company. Mutual funds are included in Level 1. Level 3 assets include any investments where estimated fair value is based on management assumptions or obtained from independent third-parties and estimated fair value measurement inputs are not sufficiently transparent.

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LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

				Transfers
		Total Gains or Losses		In and/or
	January 1,	Included in	Included in	Out of				December 31,
	2011	Earnings	OCI	Level 3 (1)	Purchases	Sales	Settlements	2011
		(In Thousands)
Obligations of states and political subdivisions	$17,803		$1,452	$(19,255)				—
Foreign governments	5,425	$4	271	11,050				$16,750
Corporate securities	127,567	(7,851)	15,616	(8,358)	$33,898		$(8,820)	152,052
RMBS	15,348	(158)	3,871	(2,595)			(667)	15,799
CMBS	15,560		(261)				(219)	15,080
Other asset-backed securities	1,509		99				(37)	1,571

Total fixed maturity securities (2)	183,212	(8,005)	21,048	(19,158)	33,898	—	(9,743)	201,252

Other investments (2)	3,801		181			$(352)		3,630

Derivatives, net:
Equity derivatives	(8,836)	(1,579)					7,891	(2,524)
Embedded derivatives	(22,107)	(58,379)			(389)		346	(80,529)
Call options	325	157					(386)	96

Total derivatives	(30,618)	(59,801)	—	—	(389)	—	7,851	(82,957)

Separate account assets (3)	15,210	(259)						14,951

Total	$171,605	$(68,065)	$21,229	$(19,158)	$33,509	$(352)	$(1,892)	$136,876

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					Purchases,
				Transfers	Sales,
		Total Gains or Losses		In and/or	Issuances,
	January 1,	Included in	Included in	Out of	and	December 31,
	2010	Earnings	OCI	Level 3 (1)	Settlements	2010
	(In Thousands)
Obligations of states and political subdivisions			$(327)	$13,130	$5,000	$17,803
Foreign governments	$5,075	$4	1,752	(1,406)		5,425
Corporate securities	149,066	(912)	7,177	(58,441)	30,677	127,567
RMBS	141,346	(87)	16,920	(135,744)	(7,087)	15,348
CMBS	14,822		948		(210)	15,560
Other asset-backed securities				1,509		1,509

Total fixed maturity securities (2)	310,309	(995)	26,470	(180,952)	28,380	183,212

Perpetual preferred securities	3,123	492	232	(3,288)	(559)

Total equity securities (2)	3,123	492	232	(3,288)	(559)	—

Other investments (2)	3,051		168		582	3,801

Derivatives, net
Equity derivatives		(9,690)			854	(8,836)
Embedded derivatives	(24,701)	2,544			50	(22,107)
Call options	181	143			1	325

Total derivatives	(24,520)	(7,003)	—	—	905	(30,618)

Separate account assets (3)	14,411	870			(71)	15,210

Total	$306,374	$(6,636)	$26,870	$(184,240)	$29,237	$171,605

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.

(2)	Amounts included in earnings are recognized either in net investment income or net realized investment gain (loss).

(3)	The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
During the year ended December 31, 2011, the Company transferred $55.2 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $74.3 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2011, the Company did not have any significant transfers between Level 1 and Level 2.

During the year ended December 31, 2010, the Company transferred $107.2 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $288.2 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased use of market observable inputs to estimate fair value for non-agency RMBS. During the first three quarters of 2010, the Company utilized an internally developed weighting of valuations for non-agency RMBS which were reported as Level 3 securities. In the fourth quarter of 2010, the Company determined that there had been an increase in the volume and level of trading activity for these securities and utilized prices obtained from third-party pricing services. As a result, these securities were transferred out of Level 3 and classified as Level 2 securities. During the year ended December 31, 2010, the Company did not have any significant transfers between Level 1 and 2.

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The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	December 31,
	2011	2010
	(In Thousands)
Derivatives, net: (1)
Equity derivatives	$(2,524)	$35,017
Embedded derivatives	(58,349)	2,568
Other	96	211

Total derivatives	(60,777)	37,796

Separate account assets (2)	(259)	930

Total	$(61,036)	$38,726

(1)	Amounts are recognized in net realized investment gain (loss).

(2)	The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
The Company did not have any nonfinancial assets or liabilities measured at estimated fair value on a nonrecurring basis resulting from impairments as of December 31, 2011 and 2010. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at estimated fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Thousands)
Assets:
Mortgage loans	$458,662	$486,207	$299,804	$326,173
Policy loans	4,585	4,585	2,640	2,640
Other invested assets	2,336	3,463	3,228	4,083
Cash and cash equivalents	71,105	71,105	41,141	41,141
Liabilities:
Annuity and deposit liabilities	961,953	961,953	868,492	868,492

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The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2011 and 2010:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

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9.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the statements of equity. The disclosure of the gross components of OCI and related taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Gross holding gain (loss):
Securities available for sale	$267,751	$76,192	$132,700
Derivatives	(2,847)	3,197	(30,662)
Income tax expense	(92,716)	(27,782)	(36,088)
Reclassification adjustment:
Sale of securities available for sale — net realized investment (gain) loss	752	(3,958)	(2,632)
OTTI recognized on securities available for sale	9,328	1,670	271
Derivatives — net investment income	(273)	(87)	(275)
Derivatives — net realized investment gain	(577)
Income tax expense (benefit)	(3,231)	801	1,265
Allocation of holding gain to DAC	(3,166)	(7,266)	(3,686)
Allocation of holding gain (loss) to future policy benefits	(66,539)	(707)	524
Income tax expense	24,397	2,790	1,107
Other, net	117	77
Cumulative effect of adoption of new accounting pronouncement			(1,985)
Income tax expense			695

Total other comprehensive income, net	$132,996	$44,927	$61,234

10.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands)
Current	$23,867	$37,639	$6,123
Deferred	(5,403)	(30,722)	24,164

Provision for income taxes from continuing operations	18,464	6,917	30,287
Benefit from income taxes from discontinued operations			(11)

Total	$18,464	$6,917	$30,276

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A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the statements of operations is as follows:

	Years Ended December 31,
	2011	2010	2009
		(In Thousands)
Provision for income taxes at the statutory rate	$22,435	$10,629	$33,613
Separate account dividends received deduction	(3,113)	(3,224)	(2,593)
Nontaxable investment income	(991)	(884)	(715)
Other	133	396	(18)

Provision for income taxes from continuing operations	$18,464	$6,917	$30,287

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2011, 2010 and 2009, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2011	2010
	(In Thousands)
Deferred tax assets:
Policyholder reserves	$34,294	$29,792
Investment valuation	25,696	14,757
Hedging	931	973

Total deferred tax assets	60,921	45,522

Deferred tax liabilities:
DAC	(26,887)	(18,686)
Partnership income	(2,963)	(6,393)
Other	(9,141)	(3,916)

Total deferred tax liabilities	(38,991)	(28,995)

Deferred tax asset from continuing operations, net	21,930	16,527
Deferred taxes on OCI	(109,427)	(37,814)

Net deferred tax liability	$(87,497)	$(21,287)

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC and its subsidiaries file income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008. The State of California concluded audits for tax years 2003 and 2004 without material assessment. The Company does not expect the current Federal audits to result in any material assessments.

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11.	SEGMENT INFORMATION

The Company has two operating segments: Retirement Solutions and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Retirement Solutions segment’s principal products include variable and fixed annuities and structured settlement annuities and are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a nationwide network of structured settlement brokers.

The Life Insurance segment provides life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, and term life. Distribution channels include regional life offices, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Corporate and Other segment consists of assets and activities which support the Company’s operating segments. Included in these support activities is the management of investments, other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions. The group insurance business is included in the Corporate and Other segment as discontinued operations (Note 3).

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2011 and 2010, the Company had foreign investments with an estimated fair value of $517.2 million and $360.1 million, respectively. Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2011, 2010 and 2009.

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The following is segment information as of and for the year ended December 31, 2011:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
		(In Thousands)
REVENUES
Insurance premiums	$496,374	$5,615		$501,989
Policy fees	30,844	23,312		54,156
Net investment income	158,224	3,293	$9,458	170,975
Net realized investment gain (loss)	(17,322)	(171)	1,566	(15,927)
OTTIs	(8,564)	(2)	(1,295)	(9,861)
Other income	5,246	477		5,723

Total revenues	664,802	32,524	9,729	707,055

BENEFITS AND EXPENSES
Policy benefits	560,541	7,166	2	567,709
Interest credited	33,919	1,280		35,199
Commission expenses	16,667	4,883		21,550
Operating expenses	12,228	3,336	2,933	18,497

Total benefits and expenses	623,355	16,665	2,935	642,955

Income from continuing operations before provision for income taxes	41,447	15,859	6,794	64,100
Provision for income taxes	11,624	5,378	1,462	18,464

Net income	$29,823	$10,481	$5,332	$45,636

Total assets	$4,934,875	$206,206	$301,824	$5,442,905
DAC	105,829	9,304		115,133
Separate account assets	1,557,527	106,006		1,663,533
Policyholder and contract liabilities	2,896,275	47,282	23	2,943,580
Separate account liabilities	1,557,527	106,006		1,663,533

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The following is segment information as of and for the year ended December 31, 2010:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
		(In Thousands)
REVENUES
Insurance premiums	$386,927	$2,992		$389,919
Policy fees	29,009	12,873		41,882
Net investment income	126,829	2,054	$10,122	139,005
Net realized investment gain (loss)	(2,216)	891	792	(533)
OTTIs	(1,075)		(1,414)	(2,489)
Other income	26	413	65	504

Total revenues	539,500	19,223	9,565	568,288

BENEFITS AND EXPENSES
Policy benefits	437,751	12,554	148	450,453
Interest credited	30,627	948		31,575
Commission expenses	34,548	2,845		37,393
Operating expenses	13,717	3,020	1,761	18,498

Total benefits and expenses	516,643	19,367	1,909	537,919

Income (loss) from continuing operations before provision (benefit) for income taxes	22,857	(144)	7,656	30,369
Provision (benefit) for income taxes	5,153	(238)	2,002	6,917

Net income	$17,704	$94	$5,654	$23,452

Total assets	$4,131,257	$197,878	$174,116	$4,503,251
DAC	75,501	12,899		88,400
Separate account assets	1,554,295	110,935		1,665,230
Policyholder and contract liabilities	2,207,484	49,637	27	2,257,148
Separate account liabilities	1,554,295	110,935		1,665,230

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The following is segment information for the year ended December 31, 2009:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
		(In Thousands)
REVENUES
Insurance premiums	$272,965	$3,342		$276,307
Policy fees	20,605	16,834		37,439
Net investment income	86,496	2,155	$5,470	94,121
Net realized investment gain (loss)	98,451	(719)	75	97,807
OTTIs			(504)	(504)
Other income	54	454		508

Total revenues	478,571	22,066	5,041	505,678

BENEFITS AND EXPENSES
Policy benefits	311,432	3,719		315,151
Interest credited	22,073	817		22,890
Commission expenses	45,852	5,083		50,935
Operating expenses	17,558	1,709	1,398	20,665

Total benefits and expenses	396,915	11,328	1,398	409,641

Income from continuing operations before provision for income taxes	81,656	10,738	3,643	96,037
Provision for income taxes	26,250	3,571	466	30,287

Income from continuing operations	55,406	7,167	3,177	65,750
Discontinued operations, net of taxes			(23)	(23)

Net income	$55,406	$7,167	$3,154	$65,727

12.	TRANSACTIONS WITH AFFILIATES
Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $20.3 million, $16.2 million and $16.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Pacific Life Fund Advisors LLC (PLFA), is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for Pacific Life’s mutual funds products. PLFA is owned 99% by Pacific Life and 1% by the Company.

Service fees earned and related expenses are being recognized at either PLFA or Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life and distributor of the Company’s variable life insurance and variable annuity products. Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2011, 2010 and 2009, amounted to $2.8 million, $2.5 million and $2.0 million, respectively. Revenues earned by PSD are passed onto the Company as a reduction of commission expense paid to PSD on the Company’s variable annuity and variable life insurance products. Commission expense reductions amounted to $3.4 million, $2.9 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

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The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. The Company did not utilize this borrowing facility during 2011 and 2010.

13.	DEBT

The Company maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2011 and 2010.

The Company is a member of the FHLB. The Company is eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $121.0 million. Of this amount, half, or $60.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2011 and 2010, the Company had no debt outstanding with the FHLB.
14.	COMMITMENTS AND CONTINGENCIES
COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2012	$36,273
2013 through 2016	14,200

Total	$50,473

The Company leased office facilities under various noncancelable operating leases prior to the sale of the group insurance business (Note 3). Substantially all operating leases were transferred to the buyer. The Company is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $6.2 million, related to one of these leases.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial position.

CONTINGENCIES — IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the separate account Dividends Received Deduction (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

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CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that claims, if any, against the Company related to such indemnification matters are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 5 for discussion of contingencies related to derivative instruments.

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Supplement dated May 1, 2012 to Prospectus Dated May 1, 2012 for
Pacific Select Exec II – NY, Pacific Select Exec III – NY,
Pacific Select Exec IV – NY, and Pacific Select Exec V – NY
Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver – NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: M International Equity Fund (“Variable Account I”), M Large Cap Growth Fund (“Variable Account II”), M Capital Appreciation Fund (“Variable Account III”), and M Business Opportunity Value Fund (“Variable Account V”).

Variable Account I:  M International Equity Fund
Variable Account II: M Large Cap Growth Fund
Variable Account III: M Capital Appreciation Fund
Variable Account V:  M Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	Portfolio Manager

M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Business Opportunity Value Fund	Seeks to provide long-term capital appreciation.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

Statements and Reports We’ll Send You
We’ll send you financial statements that we receive from M Fund.

Voting Rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.